Exhibit 4.2






                           MAGNA ENTERTAINMENT CORP.

                                      and

                                       o
                                    Trustee



                            SUBORDINATED INDENTURE

                              Dated as of o, 200_

          Providing for Issuance of Subordinated Securities in Series

          ----------------------------------------------------------
        RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939 AND
                             AGREEMENT PROVISIONS*

Trust Indenture
Act Section                                                 Agreement Section

    ss.310(a)(1) .........................................               6.09
          (a)(2) .........................................               6.09
          (a)(3) .........................................     Not Applicable
          (a)(4) .........................................     Not Applicable
          (a)(5) .........................................               6.09
             (b) .........................................               6.08

       ss.311(a) .........................................               6.14
             (b) .........................................               6.14
             (c) .........................................     Not Applicable

       ss.312(a) .........................................               7.01
                 .........................................            7.02(a)
             (b) .........................................            7.02(b)
             (c) .........................................            7.02(c)

       ss.313(a) .........................................               7.03
             (b) .........................................               7.03
             (c) .........................................               7.03
             (d) .........................................               7.03

    ss.314(a)(1) .........................................               7.04
          (a)(2) .........................................               7.04
          (a)(3) .........................................               7.04
          (a)(4) .........................................              10.04
             (b) .........................................     Not Applicable
          (c)(1) .........................................               1.02
          (c)(2) .........................................               1.02
          (c)(3) .........................................     Not Applicable
             (d) .........................................     Not Applicable
             (e) .........................................               1.02

       ss.315(a) .........................................            6.01(a)
                 .........................................            6.01(c)
             (b) .........................................               6.02
             (c) .........................................            6.01(b)
             (d) .........................................               6.01
          (d)(1) .........................................            6.01(a)

---------------------------

* This reconciliation and tie shall not, for any purpose, be deemed to be part of the within agreement.

          (d)(2) .........................................         6.01(c)(2)
          (d)(3) .........................................         6.01(c)(3)
             (e) .........................................               5.14

       ss.316(a) .........................................               1.01
       (a)(1)(A) .........................................               5.02
                 .........................................               5.12
       (a)(1)(B) .........................................               5.13
          (a)(2) .........................................     Not Applicable
             (b) .........................................               5.08
             (c) .........................................            1.04(d)

    ss.317(a)(1) .........................................               5.03
          (a)(2) .........................................               5.04
             (b) .........................................              10.03

       ss.318(a) .........................................               1.07


---------------------------

* This reconciliation and tie shall not, for any purpose, be deemed to be part of the within agreement.

                                             TABLE OF CONTENTS

                                                                                                     Page

ARTICLE I  DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION......................................1

     SECTION 1.01   Definitions.........................................................................1
     SECTION 1.02   Compliance Certificates and Opinions...............................................10
     SECTION 1.03   Form of Documents Delivered to Trustee.............................................11
     SECTION 1.04   Acts of Securityholders............................................................11
     SECTION 1.05   Notices, etc., to Trustee and Company..............................................12
     SECTION 1.06   Notices to Securityholders; Waiver.................................................13
     SECTION 1.07   Conflict with Trust Indenture Act..................................................13
     SECTION 1.08   Effect of Headings and Table of Contents...........................................13
     SECTION 1.09   Successors and Assigns.............................................................13
     SECTION 1.10   Separability Clause................................................................13
     SECTION 1.11   Benefits of Indenture..............................................................13
     SECTION 1.12   Governing Law......................................................................14
     SECTION 1.13   Counterparts.......................................................................14
     SECTION 1.14   Judgment Currency..................................................................14

ARTICLE II  SECURITY FORMS.............................................................................14

     SECTION 2.01   Forms Generally....................................................................14
     SECTION 2.02   Forms of Securities................................................................15
     SECTION 2.03   Form of Trustee's Certificate of Authentication....................................15
     SECTION 2.04   Securities Issuable in the Form of a Global Security...............................15

ARTICLE III  THE SECURITIES............................................................................17

     SECTION 3.01   General Title; General Limitations; Issuable in Series; Terms of
                    Particular Series..................................................................17
     SECTION 3.02   Denominations......................................................................19
     SECTION 3.03   Execution, Authentication and Delivery and Dating..................................19
     SECTION 3.04   Temporary Securities...............................................................21
     SECTION 3.05   Registration, Transfer and Exchange................................................21
     SECTION 3.06   Mutilated, Destroyed, Lost and Stolen Securities...................................22
     SECTION 3.07   Payment of Interest; Interest Rights Preserved.....................................23
     SECTION 3.08   Persons Deemed Owners..............................................................24
     SECTION 3.09   Cancellation.......................................................................24
     SECTION 3.10   Computation of Interest............................................................25
     SECTION 3.11   Medium-term Securities.............................................................25

ARTICLE IV  SATISFACTION AND DISCHARGE.................................................................25

     SECTION 4.01   Satisfaction and Discharge of Indenture............................................25
     SECTION 4.02   Application of Trust Money.........................................................26



                                                    i

     SECTION 4.03   Defeasance Upon Deposit of Funds or Government Obligations.........................26

ARTICLE V  REMEDIES....................................................................................28

     SECTION 5.01   Events of Default..................................................................28
     SECTION 5.02   Acceleration of Maturity; Rescission and Annulment.................................29
     SECTION 5.03   Collection of Indebtedness and Suits for Enforcement by Trustee....................30
     SECTION 5.04   Trustee May File Proofs of Claim...................................................31
     SECTION 5.05   Trustee May Enforce Claims Without Possession of Securities........................32
     SECTION 5.06   Application of Money Collected.....................................................32
     SECTION 5.07   Limitation on Suits................................................................33
     SECTION 5.08   Unconditional Right of Securityholders to Receive Principal, Premium and
                    Interest...........................................................................33
     SECTION 5.09   Restoration of Rights and Remedies.................................................33
     SECTION 5.10   Rights and Remedies Cumulative.....................................................34
     SECTION 5.11   Delay or Omission Not Waiver.......................................................34
     SECTION 5.12   Control by Securityholders.........................................................34
     SECTION 5.13   Waiver of Past Defaults............................................................34
     SECTION 5.14   Undertaking for Costs..............................................................35
     SECTION 5.15   Waiver of Stay or Extension Laws...................................................35

ARTICLE VI  THE TRUSTEE................................................................................35

     SECTION 6.01   Certain Duties and Responsibilities................................................35
     SECTION 6.02   Notice of Defaults.................................................................36
     SECTION 6.03   Certain Rights of Trustee..........................................................36
     SECTION 6.04   Not Responsible for Recitals or Issuance of Securities.............................37
     SECTION 6.05   May Hold Securities................................................................37
     SECTION 6.06   Money Held in Trust................................................................38
     SECTION 6.07   Compensation and Reimbursement.....................................................38
     SECTION 6.08   Disqualification; Conflicting Interests............................................38
     SECTION 6.09   Corporate Trustee Required; Eligibility............................................38
     SECTION 6.10   Resignation and Removal; Appointment of Successor..................................39
     SECTION 6.11   Acceptance of Appointment by Successor.............................................40
     SECTION 6.12   Merger, Conversion, Consolidation or Succession to Business........................41
     SECTION 6.13   Appointment of Authenticating Agent................................................41
     SECTION 6.14   Preferential Collection of Claims Against Company..................................43

ARTICLE VII  SECURITYHOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY.................................43

     SECTION 7.01   Company To Furnish Trustee Names and Addresses of Securityholders..................43
     SECTION 7.02   Preservation of Information; Communications to Securityholders.....................43
     SECTION 7.03   Reports by Trustee.................................................................44



                                                    ii

     SECTION 7.04   Reports by Company.................................................................45

ARTICLE VIII  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER............................................45

     SECTION 8.01   Company May Consolidate, etc., only on Certain Terms...............................45
     SECTION 8.02   Successor Corporation Substituted..................................................46

ARTICLE IX  SUPPLEMENTAL INDENTURES....................................................................46

     SECTION 9.01   Supplemental Indentures Without Consent of Securityholders.........................46
     SECTION 9.02   Supplemental Indentures with Consent of Securityholders............................47
     SECTION 9.03   Execution of Supplemental Indentures...............................................48
     SECTION 9.04   Effect of Supplemental Indentures..................................................49
     SECTION 9.05   Conformity with Trust Indenture Act................................................49
     SECTION 9.06   Reference in Securities to Supplemental Indentures.................................49

ARTICLE X  COVENANTS...................................................................................49

     SECTION 10.01  Payment of Principal, Premium and Interest.........................................49
     SECTION 10.02  Maintenance of Office or Agency....................................................49
     SECTION 10.03  Money for Security Payments to be Held in Trust....................................49
     SECTION 10.04  Statement as to Compliance.........................................................51
     SECTION 10.05  Corporate Existence................................................................51
     SECTION 10.06  Waiver of Certain Covenants........................................................51
     SECTION 10.07  Offer to Repurchase Upon Change in Control.........................................51

ARTICLE XI  REDEMPTION OF SECURITIES...................................................................55

     SECTION 11.01  Applicability of Article...........................................................55
     SECTION 11.02  Election to Redeem; Notice to Trustee..............................................55
     SECTION 11.03  Selection by Trustee of Securities to Be Redeemed..................................55
     SECTION 11.04  Notice of Redemption...............................................................56
     SECTION 11.05  Deposit of Redemption Price........................................................57
     SECTION 11.06  Securities Payable on Redemption Date..............................................57
     SECTION 11.07  Securities Redeemed in Part........................................................57
     SECTION 11.08  Optional Redemption................................................................57
     SECTION 11.09  Mandatory Redemption; No Sinking Fund..............................................58

ARTICLE XII  SUBORDINATION.............................................................................58

     SECTION 12.01  Agreement to Subordinate...........................................................58
     SECTION 12.02  Liquidation; Dissolution; Bankruptcy...............................................58
     SECTION 12.03  Default on Senior Indebtedness.....................................................59
     SECTION 12.04  Acceleration of Payment of the Securities..........................................59
     SECTION 12.05  When Distribution Must Be Paid Over................................................59
     SECTION 12.06  Notice by Company..................................................................60
     SECTION 12.07  Subrogation........................................................................60
     SECTION 12.08  Relative Rights....................................................................60



                                                   iii

     SECTION 12.09  Subordination May Not Be Impaired by Company.......................................60
     SECTION 12.10  Distribution or Notice to Representative...........................................60
     SECTION 12.11  Rights of Trustee and Paying Agent.................................................61
     SECTION 12.12  Authorization to Effect Subordination..............................................61
     SECTION 12.13  Payments of Securities Permitted...................................................61
     SECTION 12.14  Trustee Not Fiduciary for Holders of Senior Indebtedness...........................62

ARTICLE XIII  CONVERSION...............................................................................62

     SECTION 13.01  Applicability of Article...........................................................62
     SECTION 13.02  Conversion Privilege...............................................................62
     SECTION 13.03  Conversion Procedure...............................................................63
     SECTION 13.04  Fractional Shares..................................................................64
     SECTION 13.05  Taxes on Conversion................................................................64
     SECTION 13.06  Company to Provide Stock...........................................................64
     SECTION 13.07  Adjustment of Conversion Price.....................................................65
     SECTION 13.08  No Adjustment......................................................................69
     SECTION 13.09  Other Adjustments..................................................................69
     SECTION 13.10  Adjustments for Tax Purposes.......................................................70
     SECTION 13.11  Notice of Adjustment...............................................................70
     SECTION 13.12  Notice of Certain Transactions.....................................................70
     SECTION 13.13  Effect of Reclassifications, Consolidations, Mergers or Sales on
                    Conversion Privilege...............................................................70
     SECTION 13.14  Trustee's Disclaimer...............................................................71
     SECTION 13.15  Voluntary Reduction................................................................72

          THIS INDENTURE between MAGNA ENTERTAINMENT CORP., a Delaware corporation (hereinafter called the "Company") having its principal office at 337 Magna Drive, Aurora, Ontario, Canada L4G 7Kl, and o, a o corporation, as trustee (hereinafter called the "Trustee"), is made and entered into as of this o day of o, 200_.

                            RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its subordinated debentures, subordinated notes, subordinated bonds or other evidences of subordinated indebtedness, to be issued in one or more fully registered series.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                           AGREEMENTS OF THE PARTIES

          To set forth or to provide for the establishment of the terms and conditions upon which the Securities (as defined below) are to be authenticated, issued and delivered, and in consideration of the premises and the purchase of Securities by the Holders (as defined below) thereof, it is mutually covenanted and agreed as follows, for the equal and proportionate benefit of all Holders of the Securities or of a series thereof, as the case may be:

                                  ARTICLE I
                      DEFINITIONS AND OTHER PROVISIONS OF
                              GENERAL APPLICATION

          SECTION 1.01 Definitions. For all purposes of this Indenture and of any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (2) all other terms used but not defined herein that are defined in the Trust Indenture Act or by Commission rule under the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation;

                  (4) all references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this

         Indenture as originally executed. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                  (5) "including" and words of similar import shall be deemed to be followed by "without limitation".

          "Act", when used with respect to any Securityholder, has the meaning specified in Section 1.04.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent" means any Security Registrar, Paying Agent or Conversion
Agent.

          "Authenticating Agent" means any Person authorized by the Trustee to authenticate Securities under Section 6.13.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board or any committee of officers of the Company acting pursuant to authority granted by the board of directors of the Company or any committee of such board of directors.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means any day that is neither a Saturday, Sunday or other day on which banking institutions and trust companies in the City of New York or in Toronto, Ontario or the pertinent Place or Places of Payment are authorized or required by law or executive order to be closed. If a payment date is not a Business Day at the pertinent Place of Payment, payment may be made at that place on the next succeeding day that is not a Business Day and no interest shall accrue on such payment for the intervening period.

          "Capital Stock" means any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock), including, with respect to partnerships, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership.

          "Change in Control" has the meaning specified in Section 10.07(a).

          "Change in Control Offer" has the meaning specified in Section
10.07(a).

          "Change in Control Payment" has the meaning specified in Section 10.07(a).

          "Change in Control Payment Date" has the meaning specified in
Section 10.07(a).

          "Change in Control Payment Notice" has the meaning specified in
Section 10.07(b).

          "Class A Subordinate Voting Stock" means the Class A Subordinate Voting Stock, par value $0.01, of the Company.

          "Class B Stock" means the Class B Stock, par value $0.01, of the Company.

          "Closing Sale Price" for any date means the last reported sale price or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices in either case on NASDAQ or, if the Class A Subordinate Voting Stock is not then listed or admitted to trading on NASDAQ, on the principal national securities exchange on which the Class A Subordinate Voting Stock is then listed or admitted to trading or, if not listed or admitted to trading on NASDAQ or any national securities exchange, the last reported sale price of the Class A Subordinate Voting Stock as quoted on NASDAQ or, in case no reported sale takes place, the average of the closing bid and asked prices as quoted on NASDAQ or any comparable system or, if the Class A Subordinate Voting Stock is not quoted on NASDAQ or any comparable system, the closing sale price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

          "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall instead mean such successor corporation.

          "Company Request", "Company Order" and "Company Consent" mean, respectively, a written request, order or consent signed in the name of the Company by its Chairman of the Board, President or a Vice-President, and by its Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Conversion Agent" means any Person authorized by the Company to receive, on behalf of the Company, any Convertible Securities presented for conversion.

          "Conversion Date" has the meaning specified in Section 13.03.

          "Conversion Price" has the meaning specified in Section 13.02.

          "Convertible Security" has the meaning specified in Section 13.01.

          "Corporate Trust Office" means the principal office of the Trustee in the City of New York, at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at o, Attention: [Corporate Trust Department], except that with respect to the presentation of Securities for payment or for registration of transfer and exchange, such term shall mean the office or the agency of the Trustee in said city at which at any particular time its corporate agency business shall be conducted, which office at the date hereof is located at o.

          "Credit Agreement" means the Amended and Restated Credit Agreement dated as of October 10, 2003, between the Company, the Guarantors named therein, Bank of Montreal, acting through its Chicago lending office, as lender and agent, and BMO Nesbitt Burns, a division of Bank of Montreal, as arranger, as such facility may be further amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related document) governing Indebtedness incurred to refinance, in whole or in part, the borrowings and commitments then outstanding or permitted to be outstanding under such facility or a successor facility, whether by the same or any other lender of group of lenders.

          "Defaulted Interest" has the meaning specified in Section 3.07.

          "Depositary" means, unless otherwise specified by the Company pursuant to either Section 2.04 or 3.01, with respect to Securities of any series issuable or issued as a Global Security, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation.

          "Determination Date" has the meaning specified in Section 13.07(e).

          "Discharged" has the meaning specified in Section 4.03.

          "Event of Default" has the meaning specified in Article Five.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Expiration Date" has the meaning specified in Section 13.07(f).

          "Expiration Time" has the meaning specified in Section 13.07(f).

          "Exchange Rate Contract" means, with respect to any Person, any currency swap agreements, forward exchange rate agreements, foreign currency futures or options, exchange rate collar agreements, exchange rate insurance and other agreements or arrangements, or any combination thereof, the principal purpose of which is to provide protection against fluctuations in currency exchange rates. An Exchange Rate Contract may also include an Interest Rate Agreement.

          "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time, including those principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

          "Global Security" means, with respect to any series of Securities issued hereunder, a Security that is executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions, all in accordance with this Indenture and an indenture supplemental hereto, if any, or Board Resolution and pursuant to a Company Request, which shall be registered in the name of the Depositary or its nominee and which shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all the Outstanding Securities of such series or any portion thereof, in either case having the same terms, including, without limitation, the same original issue date, date or dates on which principal is due, and interest rate or method of determining interest.

          "Holder", when used with respect to any Security, means a Securityholder.

          "Indebtedness" means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, the Securities or similar instruments or letters of credit, bank guarantees or bankers' acceptances, or reimbursement agreements in respect thereof, or representing the balance deferred and unpaid of the purchase price of any property, including pursuant to capital leases and sale-and-leaseback transactions, or representing obligations and liabilities, contingent or otherwise, in respect of leases required, in conformity with GAAP, to be accounted for as capitalized lease obligations on such Person's balance sheet, or representing any hedging obligations under an Exchange Rate Contract or an Interest Rate Agreement, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness, other than obligations under an Exchange Rate Contract or an Interest Rate Agreement, would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, and also includes, to the extent not otherwise included, the guarantee by such Person of items that would be included within this definition as Indebtedness of another Person. The amount of any Indebtedness outstanding as of any date shall be the accreted value thereof, in the case of any Indebtedness issued with original issue discount. Indebtedness shall not include liabilities for taxes of any kind.

          "Indenture" or "this Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 3.01.

          "Insolvency or Bankruptcy Proceeding" means any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings relative to the Company or to the property of the Company or the assets of the Company, or in the event of any proceedings for voluntary liquidation, dissolution or other winding-up of the Company whether or not involving insolvency or bankruptcy, or any marshalling of the assets and liabilities of the Company.

          "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

          "Interest Payment Date", when used with respect to any series of Securities, means the date specified in such Securities as the fixed date on which any installment of interest on those Securities is due and payable.

          "Interest Rate Agreement" means, with respect to any Person, any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement the principal purpose of which is to protect the party indicated therein against fluctuations in interest rates.

          "Judgment Currency" has the meaning specified in Section 1.14.

          "Maturity", when used with respect to any series of Securities, means the date on which the principal of such Securities becomes due and payable as therein or herein provided, whether on a Repayment Date, at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "New York Banking Day" has the meaning specified in Section 1.14.

          "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, the Executive Vice-President or any Vice-President of such Person.

          "Officers' Certificate" means a certificate signed in the name of the Company by its Chairman of the Board, President or a Vice-President, and by its Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary or an Assistant Secretary, and delivered to the Trustee. Wherever this Indenture requires that an Officers' Certificate be signed also by an engineer or an accountant or other expert, such engineer, accountant or other expert (except as otherwise expressly provided in this Indenture) may be in the employ of the Company, which engineer, accountant or expert shall be acceptable to the Trustee, whose acceptance shall not be unreasonably withheld.

          "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of or of counsel to the Company who shall be acceptable to the Trustee, whose acceptance shall not be unreasonably withheld. An Opinion of Counsel may be limited to the laws of the State of New York and the General Corporation Law of the State of Delaware.

          "Original Issue Discount Security" means (i) any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof and (ii) any other Security deemed an Original Issue Discount Security for United States Federal income tax purposes.

          "Outstanding", when used with respect to Securities of any series, means, as of the date of determination, all Securities of such series theretofore authenticated and delivered under this Indenture, except:

          (i) such Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) such Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) such Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, or which shall have been paid pursuant to the terms of Section 3.06.

          In determining whether the Holders of the requisite principal amount of such Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of any Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of the taking of such action upon a declaration on such date of acceleration of the Maturity thereof and (ii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding. In determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer assigned to the corporate trust department of the Trustee knows to be owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act as owner with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

          "NASDAQ" means the Nasdaq National Market.

          "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment" means, with respect to any series of Securities issued hereunder, the city or political subdivision so designated with respect to such series in accordance with the provisions of Section 3.01.

          "Predecessor Securities" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

          "Protected Purchaser" has the meaning specified in Section 8-303 of the New York Uniform Commercial Code.

          "Purchased Shares" has the meaning specified in Section 13.07(f).

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price specified in the Security at which it is to be redeemed pursuant to this Indenture.

          "Regular Record Date" for the interest payable on any Security on any Interest Payment Date means the date specified in such Security as the Regular Record Date.

          "Repayment Date", when used with respect to any Security to be repaid, means the date fixed for such repayment pursuant to such Security.

          "Repayment Price", when used with respect to any Security to be repaid, means the price at which it is to be repaid pursuant to such Security."

          "Representative" means the indenture trustee or other trustee, agent or representative for any Senior Indebtedness.

          "Required Currency" has the meaning specified in Section 1.14.

          "Responsible Officer", when used with respect to the Trustee, means the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any senior trust officer or trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Rights Plan" has the meaning specified in Section 13.07(c).

          "Security" or "Securities" means any subordinated note or subordinated notes, subordinated bond or subordinated bonds, subordinated debenture or subordinated debentures, or any other evidences of subordinated indebtedness, as the case may be, of any series authenticated and delivered from time to time under this Indenture.

          "Security Register" has the meaning specified in Section 3.05.

          "Security Registrar" means the Person who keeps the Security Register specified in Section 3.05.

          "Securityholder" means a Person in whose name a Security is registered in the Security Register.

          "Senior Indebtedness" with respect to the Company means Indebtedness (including any monetary obligation in respect of the Credit Agreement, and interest, whether or not allowable, accruing on Indebtedness incurred pursuant to the Credit Agreement after the filing of a petition initiating any proceeding under any bankruptcy, insolvency or similar law) of the Company arising under the Credit Agreement, any series of senior debt securities or any other Indebtedness of the Company, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed by the Company.

          Notwithstanding anything to the contrary in the foregoing, Senior Indebtedness shall not include: (a) Indebtedness of or amounts owed by the Company for compensation to employees, or for goods or materials purchased or for services obtained in the ordinary course of business; (b) the Company's Indebtedness that expressly provides that it shall not be senior in right of payment to the subordinated debt securities or expressly provides that it is on the same basis as or junior to any series of subordinated debt securities;
(c) the Company's 7-1/4% Convertible Subordinated Notes due December 15, 2009; or (d) the Company's 8.55% Convertible Subordinated Notes due June 15, 2010.

          "Significant Subsidiary" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of this Indenture.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

          "Stated Maturity" when used with respect to any series of Securities or any installment of principal thereof means the date specified in such Securities as the fixed date on which the principal of such Securities or such installment of principal is due and payable.

          "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof.

          "Trading Day" means:

          (1) if the Class A Subordinate Voting Stock is quoted on NASDAQ and the Toronto Stock Exchange, a day on which trades may be made on NASDAQ and the Toronto Stock Exchange; or

          (2) if the Class A Subordinate Voting Stock is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York and the Province of Ontario are authorized or obligated by law, executive order or otherwise to close.

          "Triggering Distribution" has the meaning specified in Section
13.07(e).

          "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this instrument was executed except as provided in Section 9.05.

          "Trustee" means the Person named as the Trustee in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean and include each Person who is then a Trustee hereunder, but shall not include the predecessor Trustee. If at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          "Unissued Shares" has the meaning specified in Section 10.07(a).

          "Vice-President" when used with respect to the Company or the Trustee means any vice-president, whether or not designated by a number or a word or words added before or after the title "vice-president", including an executive, senior or assistant vice-president.

          "Voting Stock" means any class of Capital Stock or other interests then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of the board of directors, managers or trustees.

          SECTION 1.02 Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, except in connection with the initial issuance of the Securities of any series, the Company shall, at the request of the Trustee, furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been satisfied and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been satisfied, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to satisfaction of a condition or compliance with a covenant provided for in this Indenture (except for the written statement required by Section 10.04) shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition, as the case may be, and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition has been satisfied or such covenant complied with, as the case may be; and

          (4) a statement as to whether, in the opinion of each such individual, such condition has been satisfied or covenant has been complied with, as the case may be.

          SECTION 1.03 Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to the other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 1.04 Acts of Securityholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders or Securityholders of any series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. If any Securities are denominated in coin or currency other than that of the United States, then for the purposes of determining whether the Holders of the requisite principal amount of Securities have taken any action as herein described, the principal amount of such Securities shall be deemed to be that amount of United States dollars that could be obtained for such principal amount on the basis of the spot rate of exchange into United States dollars for the currency in which such Securities are denominated (as evidenced to the Trustee by an Officers' Certificate) as of the date the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee as provided in the immediately preceding sentence. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments.

Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Securities shall be proved by the Security Register.

          (d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Securities Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Securities Outstanding shall be computed as of the record date; provided that no such authorization, consent, waiver or other action by the Holders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon whether or not notation thereof is made upon such Security.

          SECTION 1.05 Notices, etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Securityholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Securityholder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

          (2) the Company by the Trustee or by any Securityholder shall be sufficient for every purpose hereunder (except as otherwise expressly provided herein, including in

     Section 5.01(4), and, in the case of a request for repayment, as specified in the Security carrying the right to repayment) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

          SECTION 1.06 Notices to Securityholders; Waiver. Where this Indenture or any Security provides for notice to Securityholders of any event, such notice shall be sufficiently given (unless otherwise herein or in such Security expressly provided) if in writing and mailed, first-class postage prepaid, to each Securityholder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Securityholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Securityholder shall affect the sufficiency of such notice with respect to other Securityholders. Where this Indenture or any Security provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Securityholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it shall be impractical to mail notice of any event to any Securityholder when such notice is required to be given pursuant to any provision of this Indenture, then any method of notification as shall be satisfactory to the Trustee and the Company shall be deemed to be a sufficient giving of such notice.

          SECTION 1.07 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required or deemed provision shall control.

          SECTION 1.08 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 1.09 Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 1.10 Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 1.11 Benefits of Indenture. Nothing in this Indenture or in any Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent, Paying Agent or Conversion Agent, the Security Registrar and the Holders of Securities (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 1.12 Governing Law. THIS INDENTURE AND THE SECURITIES OF ANY SERIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW.

          SECTION 1.13 Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 1.14 Judgment Currency. The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, or premium or interest, if any, on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in the City of New York the Required Currency with the Judgment Currency on the New York Banking Day (as defined below) preceding that on which a final unappealable judgment is given and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with clause (a) above), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in the City of New York or a day on which banking institutions in the City of New York are authorized or required by law or executive order to close.

                                  ARTICLE II
                                SECURITY FORMS

          SECTION 2.01 Forms Generally. The Securities shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with applicable laws or regulations or with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

          The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities, subject, with respect to the Securities of any series, to the rules of any securities exchange on which such Securities are listed.

          SECTION 2.02 Forms of Securities. Each Security shall be in one of the forms approved from time to time by or pursuant to a Board Resolution, or established in one or more indentures supplemental hereto. Prior to the delivery of a Security to the Trustee for authentication in any form approved by or pursuant to a Board Resolution, the Company shall deliver to the Trustee the Board Resolution by or pursuant to which such form of Security has been approved, or, if a Board Resolution authorizes a specific officer or officers to approve a form of Security, a certificate of such officer or officers approving the form of Security attached thereto. Any form of Security approved by or pursuant to a Board Resolution must be acceptable as to form to the Trustee, such acceptance to be evidenced by the Trustee's authentication of Securities in that form or a certificate signed by a Responsible Officer of the Trustee and delivered to the Company.

          SECTION 2.03 Form of Trustee's Certificate of Authentication. The form of Trustee's Certificate of Authentication for any Security issued pursuant to this Indenture shall be substantially as follows:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                           [                                  ],
                                           as Trustee

                                           By: _______________________________
                                                Authorized Officer

          SECTION 2.04 Securities Issuable in the Form of a Global Security.
(a) If the Company shall establish pursuant to Sections 2.02 and 3.01 that the Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee or its agent shall, in accordance with Section 3.03 and the Company Request delivered to the Trustee or its agent thereunder, authenticate and deliver, such Global Security or Securities, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the Outstanding Securities of such series to be represented by such Global Security or Securities, or such portion thereof as the Company shall specify in the Company Request, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, (iii) shall be delivered by the Trustee or its agent to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for the individual Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

          (b) Notwithstanding any other provisions of this Section 2.04 or of
Section 3.05, and subject to the provisions of paragraph (c) below, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Securities, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 3.05, only to a nominee of the Depositary for such Global Security, or to the Depositary, or a successor Depositary for such Global Security selected or approved by the Company, or to a nominee of such successor Depositary.

          (c) (i) If at any time the Depositary for a Global Security notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time the Depositary for the Securities of a series ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such Global Security. If a successor Depositary for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee or its agent, upon receipt of a Company Request for the authentication and delivery of individual Securities of such series in exchange for such Global Security, will authenticate and deliver in exchange for such Global Security, individual Securities of such series of like tenor and terms in an aggregate principal amount equal to the principal amount of the Global Security.

          (ii) The Company may at any time and in its sole discretion determine that the Securities of any series or portion thereof issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Request for the authentication and delivery of individual Securities of such series in exchange in whole or in part for such Global Security, will authenticate and deliver in exchange for such Global Security or Securities, individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities representing such series or portion thereof.

          (iii) If specified by the Company pursuant to Sections 2.02 and 3.01 with respect to Securities issued or issuable in the form of a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for individual Securities of such series of like tenor and terms in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee or its agent shall authenticate and deliver, without service charge, (1) to each Person specified by such Depositary a new Security or Securities of the same series of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and (2) to such Depositary a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to the Holders thereof.

          (iv) In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee or its agent will authenticate and deliver individual

Securities in definitive registered form in authorized denominations. Upon the exchange of the entire principal amount of a Global Security for individual Securities, such Global Security shall be cancelled by the Trustee or its agent. Except as provided in the preceding paragraph, Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or the Security Registrar. The Trustee or the Security Registrar shall deliver such Securities to the Persons in whose names such Securities are so registered.

                                 ARTICLE III
                                THE SECURITIES

          SECTION 3.01 General Title; General Limitations; Issuable in Series; Terms of Particular Series. The aggregate principal amount of Securities that may be authenticated and delivered and Outstanding under this Indenture is not limited.

          The Securities may be issued in one or more series up to an aggregate principal amount of Securities as from time to time may be authorized by the Board of Directors. All Securities of each series under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time of the authentication and delivery or Stated Maturity of the Securities of such series. The Securities of each series under this Indenture shall rank pari passu in right of payment amongst themselves. All Securities under this Indenture shall be unsecured unless otherwise specified in an indenture supplemental hereto.

          Each series of Securities shall be created either by or pursuant to a Board Resolution or by or pursuant to an indenture supplemental hereto. The Securities of each such series may bear such date or dates, be payable at such place or places, be issued with such aggregate principal amounts and in such authorized denominations, have such Stated Maturity or Maturities, be issuable at such premium over or discount from their face value, bear interest at such rate or rates (which may be fixed or floating), from such date or dates, payable in such installments and on such dates and at such place or places to the Holders of Securities registered as such on such Regular Record Dates, or may bear no interest, and may be redeemable or repayable at such Redemption Price or Prices or Repayment Price or Prices, as the case may be, whether at the option of the Holder or otherwise, and upon such terms, and may be convertible into Class A Subordinate Voting Stock or other securities, all as shall be provided for in or pursuant to the Board Resolution or in or pursuant to the supplemental indenture creating that series. There may also be established in or pursuant to a Board Resolution or in or pursuant to a supplemental indenture prior to the issuance of Securities of each such series, provision for:

          (1) the exchange or conversion of the Securities of that series, at the option of the Holders thereof or of the Company or otherwise, for or into new Securities of a different series or other securities or other property, including shares of Capital Stock of the Company, including Class A Subordinate Voting Stock, or any subsidiary of the Company or another Person or securities directly or indirectly convertible into or exchangeable for any such shares;

          (2) a sinking or purchase fund or other analogous obligation;

          (3) if other than U.S. dollars, the currency or currencies or units based on or related to currencies (including Euros) in which the Securities of such series shall be denominated and in which payments of principal of, and any premium and interest on, such Securities shall or may be payable;

          (4) if the principal of (and premium, if any) or interest, if any, on the Securities of such series are to be payable, at the election of the Company or the Holders thereof or otherwise, in a currency or currencies or units based on or related to currencies (including Euros) other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

          (5) if the amount of payments of principal of (and premium, if any) or interest, if any, on the Securities of such series may be determined with reference to an index based on (i) a currency or currencies or units based on or related to currencies (including Euros) other than that in which the Securities are stated to be payable, (ii) changes in the price of one or more other securities or groups or indexes of securities or
     (iii) changes in the prices of one or more commodities or groups or indexes of commodities, or any combination of the foregoing, the manner in which such amounts shall be determined;

          (6) a limitation on the aggregate principal amount of Securities of that series;

          (7) the exchange of Securities of that series, at the option of the Holders thereof or of the Company or otherwise, for other Securities of the same series of the same aggregate principal amount of a different authorized kind or different authorized denomination or denominations, or both;

          (8) the appointment by the Trustee of an Authenticating Agent in one or more places other than the location of the office of the Trustee with power to act on behalf of the Trustee and subject to its direction in the authentication and delivery of the Securities of any one or more series in connection with such transactions as shall be specified in the provisions of this Indenture or in or pursuant to the Board Resolution or the supplemental indenture creating such series;

          (9) the portion of the principal amount of Securities of the series, if other than the total principal amount thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
     Section 5.02 or provable in bankruptcy pursuant to Section 5.04;

          (10) any Event of Default with respect to the Securities of such series, if not set forth herein and any additions, deletions or other changes to the Events of Default set forth herein that shall be applicable to the Securities of such series (including a provision making any Event of Default set forth herein inapplicable to the Securities of that series);

          (11) any covenant solely for the benefit of the Securities of such series and any additions, deletions or other changes to the provisions of Article Ten or any definitions relating to such Article that shall be applicable to the Securities of such series (including a provision making any Section of such Article inapplicable to the Securities of such series);

          (12) the applicability of Section 4.03 of this Indenture to the Securities of such series;

          (13) if the Securities of the series shall be issued in whole or in part in the form of a temporary or permanent Global Security or Global Securities, the terms and conditions, if any, upon which such temporary or permanent Global Security or Global Securities may be exchanged in whole or in part for other individual Securities; and the Depositary for such temporary or permanent Global Security or Global Securities (if other than the Depositary specified in Section 1.01 hereof); and

          (14) any other terms of the series, which shall not be inconsistent with the provisions of this Indenture,

all upon such terms as may be determined in or pursuant to a Board Resolution or in or pursuant to a supplemental indenture with respect to such series. All Securities of the same series shall be substantially identical in tenor and effect, except as to denomination.

          The form of the Securities of each series shall be established pursuant to the provisions of this Indenture in or pursuant to the Board Resolution or in or pursuant to the supplemental indenture creating such series. The Securities of each series shall be distinguished from the Securities of each other series in such manner, reasonably satisfactory to the Trustee, as the Board of Directors may determine.

          Unless otherwise provided with respect to Securities of a particular series, the Securities of any series shall be issuable only in registered form, without coupons.

          Any terms or provisions in respect of the Securities of any series issued under this Indenture may be determined pursuant to this Section by providing in a Board Resolution or supplemental indenture for the method by which such terms or provisions shall be determined.

          SECTION 3.02 Denominations. The Securities of each series shall be issuable in such denominations and currency as shall be provided in the provisions of this Indenture or in or pursuant to the Board Resolution or the supplemental indenture creating such series. In the absence of any such provisions with respect to the Securities of any series, the Securities of that series shall be issuable only in fully registered form in denominations of $1,000 and any integral multiple thereof.

          SECTION 3.03 Execution, Authentication and Delivery and Dating. Two Officers shall sign the Securities for the Company by manual or facsimile signature. If an Officer whose signature is on a Security no longer holds office at the time the Security is authenticated, the Security shall nonetheless be valid.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication; and the Trustee shall, upon Company Order, authenticate and deliver such Securities as in this Indenture provided and not otherwise.

          Prior to any such authentication and delivery, the Trustee shall be entitled to receive, in addition to any Officers' Certificate required to be furnished to the Trustee pursuant to Section 1.02, and the Board Resolution and any certificate relating to the issuance of the series of Securities required to be furnished pursuant to Section 2.02, an Opinion of Counsel substantially to the effect that:

          (1) all instruments furnished to the Trustee conform to the requirements of the Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Securities;

          (2) the form and terms (or in connection with the issuance of medium-term Securities under Section 3.11, the manner of determining the terms) of such Securities have been established in conformity with the provisions of this Indenture; and

          (3) all laws and requirements with respect to the execution and delivery by the Company of such Securities have been complied with, the Company has the corporate power to issue such Securities and such Securities have been duly authorized and delivered by the Company and, assuming due authentication and delivery by the Trustee, constitute legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws and legal principles affecting creditors' rights generally from time to time in effect and to general principles of equity (whether applied in an action at law or in equity), and entitled to the benefits of this Indenture, equally and ratably with all other Securities, if any, of such series Outstanding;

and, if the authentication and delivery relates to a new series of Securities created by an indenture supplemental hereto, also stating, in addition to the requirements set forth in Article Nine, that all laws and requirements with respect to the form and execution by the Company of the supplemental indenture with respect to that series of Securities have been complied with, the Company has corporate power to execute and deliver any such supplemental indenture and has taken all necessary corporate action for those purposes and any such supplemental indenture has been executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws and legal principles affecting creditors' rights generally from time to time in effect and to general principles of equity (whether applied in an action at law or in equity).

          The Trustee shall not be required to authenticate such Securities if the issue thereof will adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture.

          Unless otherwise provided in the form of Security for any series, all Securities shall be dated the date of their authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

          SECTION 3.04 Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and, upon receipt of the documents required by Section 3.03, together with a Company Order, the Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment, without charge to the Holder; and upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series of authorized denominations and of like tenor and terms. Until so exchanged the temporary Securities of such series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

          SECTION 3.05 Registration, Transfer and Exchange. The Company shall keep or cause to be kept a register (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities, or of Securities of a particular series, and for transfers of Securities or of Securities of such series. Any such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers shall be available for inspection by the Trustee at the office or agency to be maintained by the Company as provided in Section 10.02. There shall be only one Security Registrar per series of Securities.

          Subject to Section 2.04, upon surrender for transfer of any Security of any series at the office or agency of the Company in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of such series of any authorized denominations, of a like aggregate principal amount and Stated Maturity and of like tenor and terms.

          Subject to Section 2.04, at the option of the Holder, Securities of any series may be exchanged for other Securities of such series of any authorized denominations, of a like aggregate principal amount and Stated Maturity and of like tenor and terms, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Securityholder making the exchange is entitled to receive.

          All Securities issued upon any transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

          Every Security presented or surrendered for transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          Unless otherwise provided in the Security to be transferred or exchanged, no service charge shall be made on any Securityholder for any transfer or exchange of Securities, but the Company may (unless otherwise provided in such Security) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities, other than exchanges pursuant to Sections
3.04 or 9.06 not involving any transfer.

          The Company shall not be required (i) to issue, transfer or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption under Section 11.03 and ending at the close of business on the date of such mailing, or (ii) to transfer or exchange any Security so selected for redemption in whole or in part, except for the portion of such Security not so selected for redemption.

          None of the Company, the Trustee, any agent of the Trustee, any Paying Agent, Conversion Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          The Company initially appoints the Trustee to act as Security Registrar for the Securities on its behalf. The Company may at any time and from time to time authorize any Person to act as Security Registrar in place of the Trustee with respect to any series of Securities issued under this Indenture.

          SECTION 3.06 Mutilated, Destroyed, Lost and Stolen Securities. If
(i) any mutilated Security is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a Protected Purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of like tenor, series, Stated Maturity and principal amount, bearing a number not contemporaneously Outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 3.07 Payment of Interest; Interest Rights Preserved. Unless otherwise provided with respect to such Security pursuant to Section 3.01, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of his having been such Holder; and, except as hereinafter provided, such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or clause (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names any such Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holder of each such Security at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          If any installment of interest the scheduled payment date of which is on or prior to the Redemption Date for any Security called for redemption pursuant to Article Eleven is not paid or duly provided for on or prior to the Redemption Date in accordance with the foregoing provisions of this Section, such interest shall be payable as part of the Redemption Price of such Securities.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          SECTION 3.08 Persons Deemed Owners. The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered in the Security Register as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Section 3.07) interest on, such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          SECTION 3.09 Cancellation. All Securities surrendered for payment, redemption, transfer, conversion or exchange or credit against a sinking fund shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Company may, but is not required to, at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Security shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. The Trustee shall dispose of all cancelled Securities in accordance with its customary procedures and shall deliver a certificate of such disposition to the Company.

          SECTION 3.10 Computation of Interest. Unless otherwise provided as contemplated in Section 3.01, interest on the Securities shall be calculated on the basis of a 360-day year of twelve 30-day months.

          SECTION 3.11 Medium-term Securities. Notwithstanding any contrary provision herein, if all Securities of a series are not to be originally issued at one time, it shall not be necessary for the Company to deliver to the Trustee an Officers' Certificate, Board Resolution, supplemental indenture, Opinion of Counsel or Company Request otherwise required pursuant to Sections 2.02, 3.01 and 3.03 at or prior to the time of authentication of each Security of such series if such documents are delivered to the Trustee or its agent at or prior to the authentication upon original issuance of the first Security of such series to be issued; provided that any subsequent request by the Company to the Trustee to authenticate Securities of such series upon original issuance shall constitute a representation and warranty by the Company that as of the date of such request, the statements made in the Officers' Certificate delivered pursuant to Section 1.02 shall be true and correct as if made on such date.

          An Officers' Certificate, supplemental indenture or Board Resolution delivered by the Company to the Trustee in the circumstances set forth in the preceding paragraph may provide that Securities that are the subject thereof will be authenticated and delivered by the Trustee or its agent on original issue from time to time upon the telephonic, electronic or written order of persons designated in such Officers' Certificate, Board Resolution or supplemental indenture (any such telephonic instructions to be confirmed promptly in writing by such persons) and that such persons are authorized to determine, consistent with such Officers' Certificate, supplemental indenture or Board Resolution, such terms and conditions of said Securities as are specified in such Officers' Certificate, supplemental indenture or Board Resolution.

                                  ARTICLE IV
                          SATISFACTION AND DISCHARGE

          SECTION 4.01 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to any series of Securities (except as to any surviving rights of conversion, transfer or exchange of Securities of such series expressly provided for herein or in the form of Security for such series and except as provided in the last sentence of this
Section 4.01), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

          (1) either

               (A) all Securities of that series theretofore authenticated and delivered (other than (i) Securities of such series that have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06, and (ii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee cancelled or for cancellation; or

               (B) all such Securities of that series theretofore authenticated and delivered but not theretofore delivered to the Trustee cancelled or for cancellation

                    (i) have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity
               within one year, or

                    (iii) are to be called for redemption within one year
               under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

     and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee cancelled or for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities that have become due and payable), or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company, if any, with respect to the Securities of such series; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Securities of such series have been satisfied.

          Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, the obligations of the Company to the Trustee with respect to that series under Section 6.07 shall survive and the obligations of the Trustee under Sections 4.02 and 10.03 shall survive.

          SECTION 4.02 Application of Trust Money. All money and obligations deposited with the Trustee pursuant to Section 4.01 or Section 4.03 and all money received by the Trustee in respect of such obligations shall be held in trust and applied by it, in accordance with the provisions of the series of Securities in respect of which it was deposited and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money and obligations have been deposited with or received by the Trustee; but such money and obligations need not be segregated from other funds except to the extent required by law.

          SECTION 4.03 Defeasance Upon Deposit of Funds or Government Obligations. Unless pursuant to Section 3.01 provision is made that this Section shall not be applicable to the Securities of any series, at the Company's option, either (a) the Company shall be deemed to have been Discharged (as defined below) from its obligations with respect to any series of securities after the applicable conditions set forth below have been satisfied or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 7.04, 10.01, 10.04, 10.05 and 10.07 and Article Eight (and any other Sections applicable to such Securities that are determined pursuant to Section 3.01 to be subject to this provision), and clause (4) and (5) of Section 5.01 of this Indenture (and any other Events of Default applicable to such Securities that are determined pursuant to Section
3.01 to be subject to this provision) shall be deemed not to be Events of Default, with respect to any series of Securities at any time after the applicable conditions set forth below have been satisfied:


     (1) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series (i) money in an amount, or (ii) the equivalent in non-callable securities, or securities callable at the option of the holder thereof, of the government which issued the currency in which the Securities are denominated or government agencies backed by the full faith and credit of such government which through the payment of interest and principal in respect thereof in accordance with their terms; without reinvestment thereof, will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal (including any mandatory sinking fund payments) and any premium of, interest on and any repurchase obligations with respect to the Outstanding Securities of such series on the dates (including any date of redemption, as contemplated by the penultimate paragraph of this Section 4.03) such installments of interest or principal or repurchase obligations are due;

     (2) no Event of Default or event (including such deposit) which with notice or lapse of time would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit; and

     (3) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 4.03 and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, and, in the case of Securities being Discharged, accompanied by a ruling to that effect from the Internal Revenue Service.

     If any Securities of such series at the time outstanding are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

     "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of such series and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of Holders of Securities to receive, from the trust fund described in clause (1) above, payment of the principal and any premium of and any interest on such Securities when such payments are due; (B) the Company's obligations with respect to such Securities under Sections 3.05, 3.06, 4.02, 10.02 and 10.03; and (C) the rights (including but not limited to rights under Section 6.07), powers, trusts, duties and immunities of the Trustee hereunder.


                                  ARTICLE V
                                   REMEDIES

          SECTION 5.01 Events of Default. "Event of Default", wherever used herein, means with respect to any series of Securities any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is either inapplicable to a particular series, as contemplated by Section 4.03 or otherwise, or it is specifically deleted or modified in the supplemental indenture creating such series of Securities or in the form of Security for such series:

          (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days, whether or not prohibited by the subordination provisions of Article Twelve; or

          (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity or Stated Maturity, whether or not prohibited by the subordination provisions of Article Twelve; or

          (3) default in the payment of any sinking or purchase fund or analogous obligation when the same becomes due by the terms of the Securities of such series; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), all of such covenants and warranties in the Indenture which are not expressly stated to be for the benefit of a particular series of Securities being deemed in respect of the Securities of all series for this purpose, and continuance of such default or breach for a period of 60 days (30 days in the case of any failure by us to provide timely notice of a Change in Control) after notice has been given in accordance with this Indenture; or

          (5) any Indebtedness for money borrowed by the Company or one of the Company's Significant Subsidiaries (all or substantially all of the outstanding Voting Stock of which are owned, directly or indirectly, by the Company) in an aggregate outstanding principal amount in excess of $10.0 million is not paid at final maturity or upon acceleration and such Indebtedness is not discharged, or such acceleration is not cured or rescinded, within 30 days after written notice as provided in this Indenture; or

          (6) the entry of an order for relief against the Company under the Federal Bankruptcy Code by a court having jurisdiction in the premises or a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent under any other applicable Federal or State law, or the entry of a decree or order approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (7) the consent by the Company to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (8) any other Event of Default provided in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series.

          SECTION 5.02 Acceleration of Maturity; Rescission and Annulment. If an Event of Default described in paragraph (1), (2), (3), (4), (5) or (8) (if the Event of Default under paragraph (4) or (8) is with respect to less than all series of Securities then Outstanding) of Section 5.01 occurs and is continuing with respect to any series, then and in each and every such case, unless the principal of all the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding hereunder (each such series acting as a separate class), by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal amount (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of such series then Outstanding and all accrued interest thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture contained to the contrary notwithstanding. If an Event of Default described in paragraph (4) or
(8) (if the Event of Default under paragraph (4) or (8) is with respect to all series of Securities then Outstanding) of Section 5.01 occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal amount (or, if any Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms thereof) of all the Securities then Outstanding and all accrued interest thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities contained to the contrary notwithstanding. If an Event of Default described in paragraph (6) or (7) of Section 5.01 occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, the principal amount of all of the Securities then Outstanding and all accrued interest thereon shall automatically be due and payable immediately, anything in this Indenture or in the Securities contained to the contrary notwithstanding.

          At any time after such a declaration of acceleration has been made with respect to the Securities of any series and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue installments of interest on the Securities of such series,

               (B) the principal of (and premium, if any, on) any Securities of such series which have become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor by the terms of the Securities of such series, to the extent that payment of such interest is lawful,

               (C) interest upon overdue installments of interest at the rate or rates prescribed therefor by the terms of the Securities of such series to the extent that payment of such interest is lawful, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 6.07;

and

          (2) all Events of Default with respect to such series of Securities, other than the nonpayment of the principal of the Securities of such series which have become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

          No such rescission shall affect any subsequent default or impair any right consequent thereon.

          SECTION 5.03 Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if

          (1) default is made in the payment of any installment of interest on any Security of any series when such interest becomes due and payable, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, or

          (3) default is made in the payment of any sinking or purchase fund or analogous obligation when the same becomes due by the terms of the Securities of any series,

and any such default continues for any period of grace provided with respect to the Securities of such series, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holder of any such Security (or the Holders of any such series in the case of clause (3) above), the whole amount then due and payable on any such Security (or on the Securities of any such series in the case of clause (3) above) for principal (and premium, if any) and interest, with interest, to the extent that payment of such interest shall be legally enforceable, upon the overdue principal (and premium, if any) and upon overdue installments of interest, at such rate or rates as may be prescribed therefor by the terms of any such Security (or of Securities of any such series in the case of clause (3) above); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 6.07.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities of such series and collect the money adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

          If an Event of Default with respect to any series of Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 5.04 Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceedings or otherwise,

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 6.07) and of the Securityholders allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Securityholder to make such payment to the Trustee and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan or reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

          SECTION 5.05 Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, be for the ratable benefit of the Holders of the Securities of the series in respect of which such judgment has been recovered.

          SECTION 5.06 Application of Money Collected. Any money collected by the Trustee with respect to a series of Securities pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities of such series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due to the Trustee under
Section 6.07.

          SECOND: .To the payment of the amounts then due and unpaid upon the Securities of that series for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

          SECTION 5.07 Limitation on Suits. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Securities of such series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more Holders of Securities of such series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such series, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Holders of all Securities of such series.

          SECTION 5.08 Unconditional Right of Securityholders to Receive Principal, Premium and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repayment, on the Redemption Date or Repayment Date, as the case may be) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

          SECTION 5.09 Restoration of Rights and Remedies. If the Trustee or any Securityholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Company, the Trustee and the Securityholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Securityholders shall continue as though no such proceeding had been instituted.

          SECTION 5.10 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 5.11 Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Securityholders, as the case may be.

          SECTION 5.12 Control by Securityholders. The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that

          (1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Holders not taking part in such direction, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION 5.13 Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default not theretofore cured

          (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or in the payment of any sinking or purchase fund or analogous obligation with respect to the Securities of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 5.14 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this
Section 5.14 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series to which the suit relates, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities or Interest Payment Dates expressed in such Security (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment
Date).

          SECTION 5.15 Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VI
                                  THE TRUSTEE

          SECTION 6.01 Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default with respect to any series of Securities,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Securities of such series, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise with respect to the Securities of such series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (1) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section 6.01;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 6.01.

          SECTION 6.02 Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to Securities of any series, the Trustee shall transmit by mail to all Securityholders of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee in compliance with Section 315(b) of the Trust Indenture Act, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking or purchase fund installment or analogous obligation with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Securityholders of such series. For the purpose of this Section 6.02, the term "default", with respect to Securities of any series, means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

          SECTION 6.03 Certain Rights of Trustee. Except as otherwise provided in Section 6.01:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders pursuant to this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

          SECTION 6.04 Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

          SECTION 6.05 May Hold Securities. The Trustee, any Paying Agent, any Conversion Agent, the Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Conversion Agent, Security Registrar or such other agent.

          SECTION 6.06 Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

          SECTION 6.07 Compensation and Reimbursement. The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder as set forth in a separate agreement between the Company and the Trustee or as otherwise agreed by the Company and the Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          As security for the performance of the obligations of the Company under this Section 6.07 the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities.

          SECTION 6.08 Disqualification; Conflicting Interests. The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 3.10(b) of the Trust Indenture Act during the period of time provided for therein. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

          SECTION 6.09 Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder with respect to each series of Securities, which shall be either

          (i) a corporation organized and doing business under the laws of the United States of America or any State of the United States of America, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal or State authority, or

          (ii) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising and examining authority, then for the purposes of this Section, the combined capital and surplus as set forth in its most recent report of condition shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as Trustee for the Securities of any series issued hereunder. If at any time the Trustee with respect to any series of Securities shall cease to be eligible in accordance with the provisions of this Section 6.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six.

          SECTION 6.10 Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Six shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

          (b) The Trustee may resign with respect to any series of Securities at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed with respect to any series of Securities at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities of that series, delivered to the Trustee and to the Company.

          (d) If at any time:

          (1) the Trustee shall fail to comply with Section 3.10(b) of the Trust Indenture Act pursuant to Section 6.08 with respect to any series of Securities after written request therefor by the Company or by any Securityholder who has been a bona fide Holder of a Security of that series for at least 6 months, or

          (2) the Trustee shall cease to be eligible under Section 6.09 with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

          (3) the Trustee shall become incapable of acting with respect to any series of Securities, or

          (4) the Trustee shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, with respect to the series, or in the case of clause (4), with respect to all series, or (ii) subject to Section 5.14, any Securityholder who has been a bona fide Holder of a Security of such series for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to the series, or, in the case of clause (4), with respect to all series.

          (e) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Securities, or if a vacancy shall occur in the office of the Trustee with respect to any series of Securities for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee for that series of Securities. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee with respect to such series of Securities shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such series and supersede the successor Trustee appointed by the Company with respect to such series. If no successor Trustee with respect to such series shall have been so appointed by the Company or the Securityholders of such series and accepted appointment in the manner hereinafter provided, any Securityholder who has been a bona fide Holder of a Security of that series for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to any series and each appointment of a successor Trustee with respect to any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of that series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

          SECTION 6.11 Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the predecessor Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor Trustee shall become effective with respect to any series as to which it is resigning or being removed as Trustee, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the predecessor Trustee with respect to any such series; but, on request of the Company or the successor Trustee, such predecessor Trustee shall, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the predecessor Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such predecessor Trustee hereunder with respect to all or any such series, subject nevertheless to its lien, if any, provided for in Section 6.07. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the predecessor Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not being succeeded shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

          No successor Trustee with respect to any series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to that series under this Article.

          SECTION 6.12 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article Six, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          SECTION 6.13 Appointment of Authenticating Agent. At any time when any of the Securities remain Outstanding the Trustee, with the approval of the Company, may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each

Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, or under the laws of Canada or any province thereof, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and, if other than the Company itself, subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and, if other than the Company, to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and, if other than the Company, to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.13, the Trustee, with the approval of the Company, may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Trustee agrees to pay to each Authenticating Agent (other than an Authenticating Agent appointed at the request of the Company from time to time) reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.07.

          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       By:
                                          -------------------------------------
                                          As Trustee

                                       By:
                                          -------------------------------------
                                          As Authenticating Agent

                                       By:
                                          -------------------------------------
                                          As Authorized Signatory

          SECTION 6.14 Preferential Collection of Claims Against Company. The Trustee is subject to Section 311(a) of the TIA, excluding any creditor relationship listed in Section 311 (b) of the TIA. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the TIA to the extent indicated therein.


                                 ARTICLE VII
                          SECURITYHOLDERS' LISTS AND
                        REPORTS BY TRUSTEE AND COMPANY

          SECTION 7.01 Company To Furnish Trustee Names and Addresses of Securityholders. The Company will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not more than 15 days after each Regular Record Date, in each year in such form as the Trustee may reasonably require, a list of the names and addresses of the Holders of Securities of such series as of such date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, provided, no such list need be furnished if the Trustee shall be the Security Registrar of such series.

          SECTION 7.02 Preservation of Information; Communications to Securityholders.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities contained in the most recent list furnished to the Trustee as provided in
Section 7.01 and the names and addresses of Holders of Securities received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

          (b) If three or more Holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least 6 months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series or with the Holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.02(a), or

          (ii) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such series or to all Securityholders, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless, within 5 days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or all Securityholders, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all Securityholders of such series or all Securityholders, as the case may be, with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.02(b).

          SECTION 7.03 Reports by Trustee. Within 60 days after June 15 in each year, and for so long as the Securities remain outstanding, the Trustee shall transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, a brief report dated as of such June 15 in accordance with, but only to the extent required, if any, under Section 3.13(a) of the Trust Indenture Act (but if no event described in such Section 3.13(a) has occurred within the 12 months preceding the report date, no report need be transmitted). The Trustee shall also comply with Section 313(b)(2) of the Trust Indenture Act. The Trustee shall also transmit by mail all reports as required by Section 313(c) of the Trust Indenture Act.

          A copy of each such report shall, at the time of such transmission to Securityholders, shall be mailed to the Company and filed by the Trustee with the Commission and each stock exchange upon which the Securities are listed in accordance with Section 313(d) of the Trust Indenture Act. The Company will notify the Trustee when the Securities are listed on any stock exchange.

          SECTION 7.04 Reports by Company. The Company will

          (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section 7.04 as may be required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE VIII
                 CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

          SECTION 8.01 Company May Consolidate, etc., only on Certain Terms. The Company shall not consolidate with or merge into (whether or not the Company is the surviving corporation) any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

          (a) (i) the Company is the surviving corporation of such consolidation or merger or (ii) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia or under the laws of Canada or any province thereof, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

          (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article Eight and that all conditions precedent herein provided for relating to such transaction have been satisfied.

          SECTION 8.02 Successor Corporation Substituted. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 8.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein and the Company as the predecessor corporation shall be released from all its obligations under this Indenture or under the Securities. In the event of any such conveyance or transfer, the Company as the predecessor corporation may be dissolved, wound up or liquidated at any time thereafter.

                                  ARTICLE IX
                            SUPPLEMENTAL INDENTURES

          SECTION 9.01 Supplemental Indentures Without Consent of Securityholders. Without notice to or the consent of the Holders of any Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities contained; or

          (2) to add to the covenants of the Company, or to surrender any right or power herein conferred upon the Company, for the benefit of the Holders of the Securities of any or all series (and if such covenants or the surrender of such right or power are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified series); or

          (3) to cure any ambiguity or omission herein, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture; or

          (4) to add to this Indenture such provisions as may be expressly permitted by the Trust Indenture Act, excluding, however, the provisions referred to in Section 3.16(a)(2) of the Trust Indenture Act as in effect at the date as of which this instrument was executed or any corresponding provision in any similar federal statute hereafter enacted or to comply with the Securities Act of 1933, as amended, or any requirements of the Securities and Exchange Commission; or

          (5) to establish any form of Security, including any convertible securities, as provided in Article Two, and to provide for the issuance of any series of Securities as provided in Article Three and to set forth the terms thereof, and/or to add to the rights of the Holders of the Securities of any series; or

          (6) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder with respect to one or more series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to Section 6.11;

          (7) to add any additional Events of Default in respect of the Securities of any or all series (and if such additional Events of Default are to be in respect of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of one or more specified series); or

          (8) to conform this Indenture to the description of the Securities contained in the Company's prospectus and the applicable prospectus supplement, relating to the offering of Securities.

          No supplemental indenture for the purposes identified in clause (3) above may be entered into if, in the good faith opinion of the Board of Directors or the Trustee, to do so would adversely affect the interest of the Holders of Securities of any series.

          SECTION 9.02 Supplemental Indentures with Consent of Securityholders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture or indentures, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the

Securities of each such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Maturity of the principal of, or the Stated Maturity of any premium on, or the Interest Payment Date for any installment of interest on, any Security, or reduce the principal amount thereof or the interest or any premium thereon, or change the method of computing the amount of principal thereof or interest thereon on any date or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity or the Stated Maturity, as the case may be, thereof (or, in the case of redemption or repayment, on or after the Redemption Date or the Repayment Date, as the case may be); or

          (2) in the case of subordinated or convertible debt securities, modify the subordination or conversion provisions in a manner materially adverse to the holders of those debt securities; or

          (3) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences, provided for in this Indenture; or

          (4) modify or amend any of the provisions of this Section 9.02,
     Section 5.13 or Section 10.06, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

          A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Securityholders under this
Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 9.03 Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not (except to the extent required in the case of a supplemental indenture entered into under Section 9.01(4) or 9.01(6)) be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          SECTION 9.04 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article Nine, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby to the extent provided therein.

          SECTION 9.05 Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act as in effect at the date of such execution.

          SECTION 9.06 Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                   ARTICLE X
                                   COVENANTS

          SECTION 10.01 Payment of Principal, Premium and Interest. With respect to each series of Securities, the Company will duly and punctually pay the principal of (and premium, if any) and interest on such Securities in accordance with their terms and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in, or made in the Indenture for the benefit of, the Securities of such series.

          SECTION 10.02 Maintenance of Office or Agency. The Company will maintain an office or agency in each Place of Payment where Securities may be presented or surrendered for payment, where Securities may be surrendered for transfer, exchange or conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the principal Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

          SECTION 10.03 Money for Security Payments to be Held in Trust. If the Company shall at any time act as its own Paying Agent for any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on, any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure to act.

          Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of (and premium, if any) or interest on, any Securities of such series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any) or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent other than the Trustee for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

          (1) hold all sums held by it for the payment of principal of (and premium, if any) or interest on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any such payment of principal (and premium, if any) or interest on the Securities of such series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to any series of Securities or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent in respect of each and every series of Securities as to which it seeks to discharge this Indenture or, if for any other purpose, all sums so held in trust by the Company in respect of all Securities, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease. The Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company mail to the Holders of the Securities as to which the money to be repaid was held in trust, as their names and addresses appear in the Security Register, a notice that such moneys remain unclaimed and that, after a date specified in the notice, which shall not be less than 30 days from the date on which the notice was first mailed to the Holders of the Securities as to which the money to be repaid was held in trust, any unclaimed balance of such moneys then remaining will be paid to the Company free of the trust formerly impressed upon it.

          The Company initially authorizes the Trustee to act as Paying Agent and Conversion Agent for the Securities on its behalf. The Company may at any time and from time to time authorize one or more Persons to act as Paying Agent or Conversion Agent in addition to or in place of the Trustee with respect to any series of Securities issued under this Indenture.

          SECTION 10.04 Statement as to Compliance. The Company will deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, a written statement signed by the principal executive officer, principal financial officer or principal accounting officer of the Company, stating

          (1) that a review of the activities of the Company during such year and of the Company's performance under this Indenture and under the terms of the Securities has been made under his supervision;

          (2) that to the best of his knowledge, based on such review, the Company has complied with all conditions and covenants under this Indenture through such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof; and

          (3) the fiscal year end of the Company.

          SECTION 10.05 Corporate Existence. Subject to Article Eight the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

          SECTION 10.06 Waiver of Certain Covenants. The Company may omit in respect of any series of Securities, in any particular instance, to comply with any covenant or condition set forth in this Indenture or in such Securities of such series, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Securities at the time Outstanding of such series shall, by Act of such Securityholders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

          SECTION 10.07 Offer to Repurchase Upon Change in Control. Unless otherwise specified in a Board Resolution or supplemental indenture with respect to a series of Securities:

          (a) Upon the occurrence of a Change in Control, the Company shall make an offer (a "Change in Control Offer") to each Holder to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Securities at a purchase price equal to 100% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the date of purchase (the "Change in Control Payment"). Unless otherwise set forth in a supplemental indenture, within 10 Business Days following a Change in Control, the Company shall mail a notice to each Holder stating: (1) that the Change in Control Offer is being made pursuant to this Section 10.07 and that all Securities tendered will be accepted for payment; (2) the purchase price and the purchase date, which shall be 30 Business Days after the occurrence of a Change in Control (the "Change in Control Payment Date"); (3) that any Security not tendered will continue to accrue interest; (4) the name and address of each Paying Agent and Conversion Agent, if any; (5) if applicable, the Conversion Price and any adjustments thereto and information concerning the Holder's right to convert the Securities; (6) if applicable, that Securities as to which a Change in Control Payment Notice has been given may be converted into Class A Subordinate Voting Stock pursuant to this
Section 10.07 only to the extent that the Change in Control Payment Notice has been withdrawn in accordance with the terms of this Indenture; (7) that, unless the Company defaults in the payment of the Change in Control Payment, all Securities accepted for payment pursuant to the Change in Control Offer shall cease to accrue interest after the Change in Control Payment Date; (8) that Holders electing to have any Securities purchased pursuant to a Change in Control Offer will be required to surrender the Securities, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day preceding the Change in Control Payment Date; (9) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the Business Day preceding the Change in Control Payment Date, facsimile transmission, letter or any other written form setting forth the name of the Holder, the principal amount of Securities delivered for purchase, and a statement that such Holder is withdrawing its election to have the Securities purchased; and (10) that Holders whose Securities are being purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof. The Company shall comply with the requirements of Rule 13e-4 and Rule 14e-1 under the Exchange Act, file a Schedule TO or any successor or similar schedule, if required, under the Exchange Act and comply with any other federal and state securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of Securities in connection with a Change in Control.

          A "Change in Control" shall be deemed to have occurred if any of the following occurs after the date hereof:

          (i) any "person" or "group" (as such terms are defined below) is or becomes the "beneficial owner" (as defined below), directly or indirectly of shares of Voting Stock of the Company representing 50% or more of the total voting power of all outstanding classes of Voting Stock of the Company or has the power, directly or indirectly, to elect a majority of the members of the Board of Directors of the Company; or

          (ii) the Company consolidates with, or merges with or into, another Person or the Company sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all the assets of the Company, or any Person consolidates with, or merges with or into, the Company, in any such event other than pursuant to a transaction in which the Persons that "beneficially owned" (as defined below), directly or indirectly, shares of Voting Stock of the

Company immediately prior to such transaction "beneficially own" (as defined below), directly or indirectly, shares of Voting Stock of the Company representing at least a majority of the total voting power of all outstanding classes of Voting Stock of the surviving or transferee Person; or

          (iii) holders of the Capital Stock of the Company approve any plan or proposal for the liquidation or dissolution of the Company (whether or not otherwise in compliance with this Indenture).

          For the purpose of the definition of "Change in Control", (i) "person" and "group" have the meanings given such terms under Section 13(d) and 14(d) of the Exchange Act or any successor provision to either of the foregoing, and the term "group" includes any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act (or any successor provision thereto), (ii) a "beneficial owner" shall be determined in accordance with Rule 13d-3 under the Exchange Act, as in effect on the date of this Indenture, except that the number of shares of Voting Stock of the Company shall be deemed to include, in addition to all outstanding shares of Voting Stock of the Company and Unissued Shares (as defined below) deemed to be held by the "person" or "group" (as such terms are defined above) or other Person with respect to which the Change in Control determination is being made, all Unissued Shares deemed to be held by all other Persons, and (iii) the terms "beneficially owned" and "beneficially own" shall have meanings correlative to that of "beneficial owner". The term "Unissued Shares" means shares of Voting Stock not outstanding that are subject to options, warrants, rights to purchase or conversion privileges exercisable within 60 days of the date of determination of a Change in Control, including the shares of Class A Subordinate Voting Stock issuable upon conversion of the Securities.

          Notwithstanding anything to the contrary set forth in this Section 10.07, a Change in Control will be deemed not to have occurred if:

          (i) any of the Stronach Trust, Frank Stronach or any member of his immediate family, or any of their heirs or personal representatives, continues to be the "beneficial owner", directly or indirectly, of shares of the Company's Voting Stock representing 50% or more of the total voting power of all outstanding classes of the Voting Stock of the Company or continues to have the power, directly or indirectly, to elect a majority of the members of the Board of Directors of the Company; or

          (ii) in the case of any Securities that are convertible into shares of the Class A Subordinate Voting Stock, the Closing Sale Price of the Class A Subordinate Voting Stock for any five Trading Days during the period of the ten Trading Days immediately preceding the Change in Control is at least equal to 105% of the conversion price in effect on such day; or

          (iii) in the case of any Securities that are convertible into shares of the Class A Subordinate Voting Stock, upon a merger or consolidation, all the consideration (excluding cash payments for fractional shares and cash payments pursuant to dissenters' appraisal rights) in the merger or consolidation constituting the Change in Control consists of Class A Subordinate Voting Stock traded on a United States national securities exchange or quoted on NASDAQ (or which will be so traded or quoted when issued or exchanged in connection with such Change in

Control) and as a result of such transaction or transactions the Securities become convertible solely into such Class A Subordinate Voting Stock.

          (b) A Holder may exercise its rights pursuant to this Section 10.07 upon delivery of a written notice of the exercise of such rights (a "Change in Control Payment Notice"), as specified in a supplemental indenture or on the reverse of the Security, to any Paying Agent at any time prior to the close of business on the Business Day next preceding the Change in Control Payment Date.

          Notwithstanding anything herein to the contrary, any Holder delivering to a Paying Agent the Change in Control Payment Notice contemplated by this Section 10.07(b) shall have the right to withdraw such Change in Control Payment Notice in whole or in a portion thereof that is a principal amount of $1,000 or in an integral multiple thereof at any time prior to the close of business on the Business Day next preceding the Change in Control Payment Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 10.07(a) hereof.

          Upon receipt by any Paying Agent of the Change in Control Payment Notice specified in this Section 10.07(b), the Holder of the Security in respect of which such Change in Control Payment Notice was given shall (unless such Change in Control Payment Notice is withdrawn as specified below) thereafter be entitled to receive the Change in Control Payment with respect to such Security. Such Change in Control Payment shall be paid to such Holder promptly following the later of (i) the Change in Control Payment Date with respect to such Security (provided the conditions in this Section 10.07(b) have been satisfied) and (ii) the time of delivery of such Security to a Paying Agent by the Holder thereof in the manner required by this Section 10.07(b). Securities in respect of which a Change in Control Payment Notice has been given by the Holder thereof may not be converted into shares of Class A Subordinate Voting Stock on or after the date of the delivery of such Change in Control Payment Notice unless such Change in Control Payment Notice has first been validly withdrawn.

          (c) No later than 12:30 p.m. New York City time, on the Change in Control Payment Date, the Company shall, to the extent lawful, (1) accept for payment all Securities or portions thereof properly tendered pursuant to the Change in Control Offer, (2) deposit with the Paying Agent an amount equal to the Change in Control Payment in respect of all Securities or portions thereof so tendered and (3) deliver or cause to be delivered to the Trustee the Securities so accepted together with an Officers' Certificate stating the aggregate principal amount of Securities or portions thereof being purchased by the Company. The Paying Agent shall promptly mail to each Holder of Securities so tendered payment in an amount equal to the purchase price for the Securities, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Security equal in principal amount to any unpurchased portion of the Security surrendered by such Holder, if any; provided that each such new Security shall be in a principal amount of $1,000 or an integral multiple thereof. The Company shall publicly announce the results of the Change in Control Offer on or as soon as practicable after the Change in Control Payment Date.

          If a Paying Agent holds, in accordance with the terms hereof, money sufficient to pay the Change in Control Payment of any Security for which a Change in Control Payment

Notice has been tendered and not withdrawn in accordance with this Indenture then, on the Change in Control Payment Date, such Security will cease to be outstanding and the rights of the Holder in respect thereof shall terminate (other than the right to receive the Change in Control Payment as aforesaid).

          (d) Notwithstanding anything to the contrary in this Section 10.07, the Company shall not be required to make a Change in Control Offer upon a Change in Control if a third party makes the Change in Control Offer in the manner, at the times and otherwise in material compliance with the requirements set forth in this Section 10.07 hereof and all other provisions of this Indenture applicable to a Change in Control Offer made by the Company and purchases all Securities validly tendered and not withdrawn under such Change in Control Offer.



                                  ARTICLE XI
                           REDEMPTION OF SECURITIES

          SECTION 11.01 Applicability of Article. The Company may reserve the right to redeem and pay before Stated Maturity all or any part of the Securities of any series, either by optional redemption, sinking or purchase fund or analogous obligation or otherwise, by provision therefor in the form of Security for such series established and approved pursuant to Section 2.02 and on such terms as are specified in such form or in the Board Resolution or indenture supplemental hereto with respect to Securities of such series as provided in Section 3.01. Redemption of Securities of any series shall be made in accordance with the terms of such Securities and, to the extent that this Article does not conflict with such terms, the succeeding Sections of this Article.

          SECTION 11.02 Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities redeemable at the election of the Company shall be evidenced by, or made pursuant to authority granted by, a Board Resolution and an Officers' Certificate as contemplated by Section 12.13. In case of any redemption at the election of the Company of any Securities of any series, the Company shall, at least 20 days but no more than 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), furnish the Trustee with an Officers' Certificate setting forth (a) the clause of this Indenture pursuant to which the redemption shall occur, (b) the Redemption Date, (c) the principal amount of Securities to be redeemed, and (d) the Redemption Price. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

          SECTION 11.03 Selection by Trustee of Securities to Be Redeemed. If less than all the Securities of like tenor and terms of any series are to be redeemed, the particular Securities to be redeemed shall be selected not less than 20 not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by lot or in the Trustee's discretion, on a pro rata basis. Unless otherwise provided in the terms of a particular series of Securities, the portions of the principal of Securities so selected for partial redemption shall be equal to the minimum authorized denomination of the Securities of such series, or an integral multiple thereof, and the principal amount which remains outstanding shall not be less than the minimum authorized denomination for Securities of such series. If less than all the Securities of unlike tenor and terms of a series are to be redeemed, the particular Securities to be redeemed shall be selected by the Company. The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal of such Security which has been or is to be redeemed.

          SECTION 11.04 Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 20 nor more than 60 days prior to the Redemption Date, to each holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

          (1) the Redemption Date;

          (2) the Redemption Price;

          (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Securities to be redeemed, from the Holder to whom the notice is given and that, after the Redemption Date upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Security;

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, and that interest, if any, thereon shall cease to accrue from and after said date;

          (5) the name and address of the Paying Agent and Conversion Agent, if any;

          (6) the Securities called for redemption must be presented and surrendered to a Paying Agent to collect the Redemption Price;

          (7) if applicable, the then current Conversion Price;

          (8) if applicable, that Holders who wish to convert Conversion Securities must surrender such Conversion Securities for conversion no later than the close of business on the Business Day immediately preceding the Redemption Date and must satisfy the other requirements of
     Section 13 hereof;

          (9) the Section of this Indenture pursuant to which the Securities called for redemption are being redeemed;

          (10) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities; and

          (11) that the redemption is on account of a sinking or purchase fund, or other analogous obligation, if that be the case.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          SECTION 11.05 Deposit of Redemption Price. On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of amounts necessary to pay the Redemption Price of, and accrued interest on, all Securities to be redeemed.

          SECTION 11.06 Securities Payable on Redemption Date. Notice of Redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of such Securities for redemption in accordance with the notice, such Securities shall be paid by the Company at the Redemption Price. Installments of interest the Stated Maturity of which is on or prior to the Redemption Date shall be payable to the Holders of such Securities registered as such on the relevant Regular Record Dates according to their terms and the provisions of Section 3.07. If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security, or as otherwise provided in such Security.

          SECTION 11.07 Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company in the Place of Payment with respect to that series (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and Stated Maturity and of like tenor and terms, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

          SECTION 11.08 Optional Redemption. (a) The Company shall have the option to redeem the Securities in whole, or in part, upon not less than 20 nor more than 60 days' notice by mail to Holders of the Securities, at 100% of the principal amount of the Securities together with accrued interest up to, but not including, the Redemption Date, subject to any restrictions or limitations on the Company's right to redeem the Securities of any series that may be specified in the Board Resolution or indenture supplemental hereto establishing such series. If the Redemption Date fixed for any series of Securities falls after a Regular Record Date and on or before the next succeeding Interest Payment Date, the applicable interest payment shall be payable to Holders of record of such series of Security on the relevant Regular Record Date.

          Any redemption pursuant to this Section 11.08 shall be made pursuant to the provisions of Section 11.01 through 11.07 hereof.

          SECTION 11.09 Mandatory Redemption; No Sinking Fund. Unless otherwise specified in an indenture supplemental hereto, the Company shall not be required to (a) make mandatory redemption payments with respect to the Securities or (b) set aside any funds for the redemption of the Securities.



                                  ARTICLE XII
                                 SUBORDINATION

          SECTION 12.01 Agreement to Subordinate. The Company agrees, and each Holder by accepting a Security agrees, that the Indebtedness evidenced by the Securities (including the principal of, premium, if any, and interest on all the Securities and the redemption price with respect to any Securities being called for redemption and the Change in Control Payment with respect to all Securities subject to purchase pursuant to Section 10.07 hereof) is subordinated in right of payment, to the extent and in the manner provided in this Article Twelve, to the prior payment in full of all Senior Indebtedness (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that such subordination is intended for the benefit of, and may be enforced by, each holder of Senior Indebtedness. Unless otherwise specified in the Board Resolution or indenture supplemental hereto establishing any series of Securities, each series of Securities, the Company's 7 1/4% Convertible Subordinated Notes due December 15, 2009 and the Company's 8.55% Convertible Subordinated Notes due June 15, 2010 shall rank pari passu in right of payment with each other.

          SECTION 12.02 Liquidation; Dissolution; Bankruptcy. (a) Upon payment or distribution of assets of the Company, of any kind or character, including cash, property or securities, to creditors pursuant to or as a result of any Insolvency or Bankruptcy Proceeding, all principal, interest (including interest after the commencement of any Insolvency or Bankruptcy Proceeding at the default rate set forth in the agreement or instrument relating to such Senior Indebtedness whether or not such interest is an allowable claim under such proceeding), or other amounts payable on the Senior Indebtedness, or claims relating thereto, shall first be paid in full, or payment thereof be provided for in cash or in a manner satisfactory to the holders of such Senior Indebtedness, before either the Holders of the indebtedness evidenced by the Securities or the Trustee under this Indenture shall be entitled to retain any assets so paid or distributed in respect of this Indenture; and upon any such Insolvency or Bankruptcy Proceeding any payment or distribution of assets of the Company, of any kind or character, including without limitation, cash, property or securities, to which the Holders of the Securities or the Trustee under this Indenture would be entitled except for the provisions of this Article Twelve, shall be paid by the Company or by any receiver, administrator, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of the Senior Indebtedness or to their representatives under the agreement or instrument pursuant to which such Senior Indebtedness may have been issued as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full, in cash or in a manner satisfactory to the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of the Securities or by the Trustee under this Indenture.

          (b) Upon any distribution of assets of the Company referred to in this Article Twelve, the Trustee, subject to Article Six, and the Holders of Securities will be entitled to rely upon a certificate of the receiver, administrator, trustee in bankruptcy, liquidation trustee, agent or other person making any distribution to the Trustee or to the Holders of Securities for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

          SECTION 12.03 Default on Senior Indebtedness. No payment or prepayment on account of principal, or interest on, and no repurchase, redemption or other retirement (including without limitation any defeasance) of the Securities shall be made if at the time of such payment or prepayment or immediately after giving effect thereto, there shall exist under any Senior Indebtedness or any agreement or instrument pursuant to which any Senior Indebtedness is outstanding, any default or any conditions, event or act which with notice, lapse of time, or both, would constitute an event of default, unless such Senior Indebtedness has been repaid in full or unless and until such default or event of default has been cured or waived or has ceased to exist.

          SECTION 12.04 Acceleration of Payment of the Securities. If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness (or their Representatives) of the acceleration. If any Senior Indebtedness is outstanding, the Company may not pay the Securities until five Business Days after Representatives of the Senior Indebtedness receive notice of such acceleration and, thereafter, may pay the Securities only if this Article Twelve otherwise permits payment at that time.

          SECTION 12.05 When Distribution Must Be Paid Over. If any payment or distribution of any kind, including without limitation, cash, property or securities, is made by way of set-off or otherwise to the Holders of the Securities or to the Trustee under this Indenture that because of these subordination provisions should not have been made to it, such Trustee or Holder who receives the distribution shall segregate such distribution from its other funds and property and shall hold it in trust for the benefit of, and upon demand shall pay it over to, the holders of Senior Indebtedness or to their Representatives under the agreement or instrument pursuant to which such Senior Indebtedness may have been issued or incurred as their respective interests may appear, for application to, or for the payment or prepayment in full of, all Senior Indebtedness and all claims relating thereto.



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

          SECTION 12.06 Notice by Company. The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of any obligations with respect to the Securities to violate this Article Twelve, but failure to give such notice shall not affect the subordination of the Securities to the Senior Indebtedness as provided in this Article Twelve.

          SECTION 12.07 Subrogation. Subject to the payment in full of all Senior Indebtedness, the rights of the Holders of Securities will be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness, to the extent of the application thereto of monies or other assets which would have been received by the Holders of Securities but for the provisions of this Article Twelve, until the Securities have been paid in full and no such subrogation, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of Securities, will be deemed to be a payment by the Company to or on account of the holders of Senior Indebtedness.

          SECTION 12.08 Relative Rights. This Article Twelve defines the relative rights of Holders of Securities and holders of Senior Indebtedness. Nothing in this Indenture shall:

          (i) impair, as between the Company and Holders of Securities, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms;

          (ii) affect the relative rights of Holders of Securities and creditors of the Company other than their rights in relation to holders of Senior Indebtedness; or

          (iii) prevent the Trustee or any Holder of Securities from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Indebtedness to receive distributions and payments otherwise payable to Holders of Securities.

          If the Company fails because of this Article Twelve to pay principal of or interest on a Security on the due date, such failure constitutes a Default or Event of Default as specified in Section 5.01.

          SECTION 12.09 Subordination May Not Be Impaired by Company. No right of any holder of Senior Indebtedness to enforce the subordination of the Indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or any Holder or by the failure of the Company or any Holder to comply with this Indenture.

          SECTION 12.10 Distribution or Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior
Indebtedness, the distribution may be made and the notice given to their Representative.

          Upon any payment or distribution of assets of the Company referred to in this Article Twelve, the Trustee and the Holders of Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution to



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the Trustee or to the Holders of Securities for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

          SECTION 12.11 Rights of Trustee and Paying Agent. Notwithstanding the provisions of this Article Twelve or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Securities, unless the Trustee shall have received at its Corporate Trust Office at least five Business Days prior to the date of such payment written notice of facts that would cause the payment of any obligations with respect to the Securities to violate this Article Twelve. Only the Company or a Representative may give the notice. Nothing in this Article Twelve shall impair the claims of, or payments to, the Trustee under or pursuant to Section
6.07 hereof.

          The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

          SECTION 12.12 Authorization to Effect Subordination. Each Holder of Securities by its acceptance thereof authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to acknowledge and effectuate the subordination of the Securities as provided for in this Article Twelve and appoints the Trustee as attorney-in-fact for any and all such purposes. Forthwith upon the request of any holder of Senior Indebtedness or its representative or the trustee under any indenture under which any instruments evidencing Senior Indebtedness may have been issued, the Trustee shall execute and deliver to the person making such request such agreements or instruments reasonably acceptable to the Trustee in favor of the holders of Senior Indebtedness reflecting the terms of the subordination of the Securities provided for in this Article Twelve and in a form reasonably acceptable to such holder, representative or trustee, as applicable.

          SECTION 12.13 Payments of Securities Permitted. Nothing contained in this Indenture, or any of the Securities, will upon the happening of any default, condition, event or act described in Section 12.03, prevent any payment being made by the Company or the Trustee in connection with the redemption or repurchase of Securities if: (i) notice of redemption or repurchase, as applicable, has been given pursuant to Article Eleven or
Section 10.07, respectively, prior to the happening of any such default, condition, event or act described in Section 12.03; (ii) notice of such redemption or repurchase, as applicable, is mailed not earlier than sixty (60) days before the date fixed for such redemption or repurchase; and (iii) prior to the time of such mailing the Company shall have furnished to the Trustee an Officers' Certificate as to the absence of any such default, condition, event or act described in Section 12.03 and to the effect that, to the best of the knowledge and belief of the officers signing such certificate, there is no reason to expect that any such default, condition, event or act will exist at the date fixed for such redemption or repurchase, as applicable, or as a result of such redemption or repurchase.



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

          SECTION 12.14 Trustee Not Fiduciary for Holders of Senior Indebtedness. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article Twelve, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to (i) Holders or holders of shares of Class A Subordinate Voting Stock issued upon conversion of such Securities; (ii) the Company; or
(iii) any other person cash, property or securities to which any holders of Senior Indebtedness would be entitled by virtue of this Article Twelve or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article Twelve and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

                                 ARTICLE XIII
                                  CONVERSION

          SECTION 13.01 Applicability of Article. The Company may grant the Holders of Securities of any series the right to convert the Securities of such series into shares of Class A Subordinate Voting Stock or other securities, by provision therefor in the form of Security for such series established and approved pursuant to Section 2.02 and on such terms as are specified in such form or in the Board Resolution or indenture supplemental hereto with respect to Securities of such series as provided in Section 3.01 (such Securities of such series hereinafter called "Convertible Securities"). Conversion of Convertible Securities of any series shall be made in accordance with the terms of such Convertible Securities and, to the extent that this Article Thirteen does not conflict with such terms, the succeeding Sections of this Article Thirteen.

          SECTION 13.02 Conversion Privilege. Unless otherwise specified in the Board Resolution or supplemental indenture hereto with respect to a series of Convertible Securities, a Holder of a Convertible Security may convert it into fully paid and nonassessable shares of Class A Subordinate Voting Stock at any time prior to the close of business on the last Business Day prior to maturity at the Conversion Price (as defined below) then in effect, except that, with respect to any Convertible Security called for redemption or submitted or presented for purchase pursuant to Section 10.07, such conversion right shall terminate at the close of business on the Business Day immediately preceding the redemption date or Change in Control Payment Date, as the case may be (unless the Company shall default in making the redemption payment or Change in Control Payment, as the case may be, when it becomes due, in which case the conversion right shall terminate at the close of business on the date such default is cured and such Convertible Security is redeemed or purchased, as the case may be). The number of shares of Class A Subordinate Voting Stock issuable upon conversion of a Convertible Security will be determined by the Company by dividing the principal amount of such Convertible Security by the conversion price in effect on the Conversion Date (the "Conversion Price").

          The initial Conversion Price will be stated in the Convertible Security and will be subject to adjustment as provided for in this Article Thirteen.



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

          A Holder may convert a portion of a Convertible Security equal to any integral multiple of $1,000. Provisions of this Indenture that apply to conversion of all of a Convertible Security also apply to conversion of a portion of it.

          A Convertible Security in respect of which a Holder has delivered a Change in Control Payment Notice pursuant to Section 10.07 exercising the option of such Holder to require the Company to purchase such Convertible Security may be converted only if such Change in Control Payment Notice is withdrawn by a written notice of withdrawal delivered to a Paying Agent prior to the close of business on the Business Day immediately preceding the Change in Control Payment Date in accordance with Section 10.07.

          A Holder of Convertible Securities is not entitled to any rights of a holder of Class A Subordinate Voting Stock until, and only to the extent that, such Holder has converted its Convertible Securities to Class A Subordinate Voting Stock pursuant to this Article Thirteen.

          SECTION 13.03 Conversion Procedure. To convert a Convertible Security, a Holder must satisfy the requirements that will be set forth in the Convertible Securities or a supplemental indenture. The date on which the Holder satisfies all those requirements is the conversion date (the "Conversion Date"). As soon as practicable after the Conversion Date, the Company shall deliver or cause to be delivered to the Holder a certificate for the number of whole shares of Class A Subordinate Voting Stock issuable upon the conversion and a check for any fractional share determined pursuant to
Section 13.04 hereof. The Person in whose name the certificate is registered shall become the stockholder of record on the Conversion Date and, as of such date, such Person's rights as a Holder shall cease; provided, however, that no surrender of a Convertible Security on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person entitled to receive the shares of Class A Subordinate Voting Stock upon such conversion as the stockholder of record of such shares of Class A Subordinate Voting Stock on such date, but such surrender shall be effective to constitute the Person entitled to receive such shares of Class A Subordinate Voting Stock as the stockholder of record thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided further, however, that such conversion shall be at the Conversion Price in effect on the date that such Convertible Security shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed.

          For the avoidance of doubt, the Conversion Agent shall not have a duty to convert or deliver shares of Class A Subordinate Voting Stock; provided that the Conversion Agent is not the Company or any of its Subsidiaries.

          No payment or other adjustment shall be made for accrued interest or dividends or distributions on any Class A Subordinate Voting Stock issued upon conversion of the Convertible Securities. If any Convertible Securities are converted during any period after the close of business on any record date for the payment of an installment of interest but before the opening of business on the next Interest Payment Date, interest for such Convertible Securities will be paid on the next Interest Payment Date, notwithstanding such conversion, to the Holders of such Convertible Securities. Any Convertible Securities that are, however, delivered to the Company for conversion during the period after any record date but before the opening of business on the next Interest Payment Date must, except as described in the next sentence, be



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accompanied by funds equal to the interest payable on such Interest Payment
Date on the principal amount of Convertible Securities being converted. If the Company has issued a redemption notice or made a Change in Control Offer with respect to the Convertible Securities during that period from the close of business on a record date and ending on the opening of business on the first Business Day after the next Interest Payment Date (or if such Interest Payment Date is not a Business Day, the second Business Day after the Interest Payment
Date) and the Holders surrender the Convertible Securities or portions thereof for conversion on a date that is not an Interest Payment Date, Holders shall receive interest for the period from the Interest Payment Date next preceding the Conversion Date (it being understood that such Holders that surrender Convertible Securities or portions thereof for conversion following any redemption notice or Change in Control Offer shall not be required to pay such funds as described in the third sentence of this paragraph).

          If a Holder converts more than one Convertible Security at the same time, the number of whole shares of Class A Subordinate Voting Stock issuable upon the conversion shall be based on the total principal amount of Convertible Securities converted.

          Upon surrender of a Convertible Security that is converted in part, the Trustee shall authenticate for the Holder a new Convertible Security equal in principal amount to the unconverted portion of the Convertible Security surrendered.

          SECTION 13.04 Fractional Shares. The Company will not issue fractional shares of Class A Subordinate Voting Stock upon conversion of a Convertible Security. In lieu thereof, the Company will pay an amount in cash based upon the Closing Sale Price of the Class A Subordinate Voting Stock on the last Trading Day prior to the Conversion Date.

          SECTION 13.05 Taxes on Conversion. The issuance of certificates for shares of Class A Subordinate Voting Stock upon the conversion of any Convertible Security shall be made without charge to the converting Holder for such certificates or for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the Holder or Holders of the converted Convertible Security; provided, however, that in the event that certificates for shares of Class A Subordinate Voting Stock are to be issued in a name other than the name of the Holder of the Convertible Security converted, such Convertible Security, when surrendered for conversion, shall be accompanied by an instrument of transfer, in form satisfactory to the Company, duly executed by the registered holder thereof or his duly authorized attorney; and provided further, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder of the converted Convertible Security, and the Company shall not be required to issue or deliver such certificates unless and until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not applicable.

          SECTION 13.06 Company to Provide Stock. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Class A Subordinate Voting Stock, solely for the purpose of issuance upon conversion of Convertible Securities of the series entitled to such conversion as herein provided, a sufficient number of



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

shares of Class A Subordinate Voting Stock to permit the conversion of all applicable outstanding Convertible Securities for shares of Class A Subordinate Voting Stock. All shares of Class A Subordinate Voting Stock which may be issued upon conversion of the Convertible Securities shall be duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights and free of any lien or adverse claim when so issued.

          SECTION 13.07 Adjustment of Conversion Price. Unless otherwise specified in the Board Resolution or supplemental indenture hereto with respect a series of Convertible Securities, the Conversion Price shall be subject to adjustment from time to time as follows:

          (a) Stock split and combinations. In case the Company, at any time or from time to time after the issuance date of Convertible Securities, (a) subdivides or splits the outstanding shares of its Class A Subordinate Voting Stock, (b) combines or reclassifies the outstanding shares of its Class A Subordinate Voting Stock into a smaller number of shares or (c) issues by reclassification of the shares of its Class A Subordinate Voting Stock any shares of its Capital Stock, then the Conversion Price in effect immediately prior to that event or the record date for that event, whichever is earlier, will be adjusted so that the Holder of any Convertible Securities thereafter surrendered for conversion will be entitled to receive the number of shares of the Company's Class A Subordinate Voting Stock or of its other securities which the Holder would have owned or have been entitled to receive after the occurrence of any of the events described above had those Convertible Securities been surrendered for conversion immediately before the occurrence of that event or the record date for that event, whichever is earlier;

          (b) Stock Dividends in Class A Subordinate Voting Stock. In case the Company, at any time or from time to time after the issuance date of Convertible Securities, pays a dividend or makes a distribution in shares of its Class A Subordinate Voting Stock on any class of its Capital Stock, other than dividends or distributions of shares of Class A Subordinate Voting Stock or other securities with respect to which adjustments are provided in paragraph (a) above or with respect to payments of interest or dividend obligations with respect to a particular series of Capital Stock in accordance with the terms of such Capital Stock, the Conversion Price will be adjusted by multiplying (a) such Conversion Price by (b) a fraction, the numerator of which will be the number of shares of Class A Subordinate Voting Stock outstanding as of the close of business on the record date for such dividend or distribution and the denominator of which will be the sum of that number of shares and the total number of shares issued in that dividend or distribution;

          (c) Issuance of Rights or Warrants. In case the Company issues to all or substantially all holders of its Class A Subordinate Voting Stock rights or warrants entitling those holders for a period of not more than 60 days to subscribe for or purchase its Class A Subordinate Voting Stock or securities convertible into its Class A Subordinate Voting Stock at a price per share or Conversion Price per share less than the current market price per share of Class A Subordinate Voting Stock (as determined in accordance with subsection (g) of this Section 13.07), the Conversion Price in effect immediately before the close of business on the record date fixed for determination of stockholders entitled to receive those rights or warrants will be reduced by multiplying such Conversion Price by a fraction, the numerator of which is the sum of the number of shares of the Company's Class A Subordinate Voting Stock outstanding at the close of business on that record date and the number of shares of Class A Subordinate Voting

Stock that the aggregate offering price of the total number of shares of the Company's Class A Subordinate Voting Stock so offered for subscription or purchase would purchase at the current market price per share of Class A Subordinate Voting Stock (as determined in accordance with subsection (g) of this Section 13.07), and the denominator of which is the sum of the number of shares of Class A Subordinate Voting Stock outstanding at the close of business on that record date and the number of additional shares of the Company's Class A Subordinate Voting Stock so offered for subscription or purchase. For purposes of this Section 13.07(c), the issuance of rights or warrants to subscribe for or purchase securities convertible into shares of the Company's Class A Subordinate Voting Stock will be deemed to be the issuance of rights or warrants to purchase shares of the Company's Class A Subordinate Voting Stock into which those securities are convertible at an aggregate offering price equal to the sum of the aggregate offering price of those securities and the minimum aggregate amount, if any, payable upon conversion of those securities into shares of the Company's Class A Subordinate Voting Stock. This adjustment will be made successively whenever any such event occurs. For purposes of this Section 13.07(c), in the event the Company implements a shareholders rights plan (a "Rights Plan"), upon conversion of Convertible Securities into Class A Subordinate Voting Stock, to the extent that the Rights Plan has been implemented and is still in effect upon such conversion, the Holders of Convertible Securities will receive, in addition to the Class A Subordinate Voting Stock, the rights described therein (whether or not the rights have separated from the Class A Subordinate Voting Stock at the time of conversion), upon the terms of and subject to the limitations set forth in the Rights Plan. Any distribution of rights or warrants pursuant to a Rights Plan complying with the requirements set forth in the immediately preceding sentence of this paragraph shall not constitute a distribution of rights or warrants for purposes of this Section 13.07(c);

          (d) Distribution of Indebtedness, Securities or Assets. In case the Company shall distribute to all or substantially all holders of its Class A Subordinate Voting Stock any shares of Capital Stock of the Company (other than Class A Subordinate Voting Stock), evidences of indebtedness or other non-cash assets (including securities of any Person other than the Company but excluding dividends or distributions referred to in subsection (b) of this
Section 13.07), or shall distribute to all or substantially all holders of its Class A Subordinate Voting Stock rights or warrants to subscribe for or purchase any of its securities (excluding those rights and warrants referred to in subsection (c) of this Section 13.07 and also excluding the distribution of rights to all holders of Class A Subordinate Voting Stock pursuant to the adoption of a Rights Plan or the detachment of such rights under the terms of such Rights Plan), then in each such case the Conversion Price in effect immediately before the close of business on the record date fixed for the determination of stockholders entitled to such distribution shall be adjusted so that the same shall equal the price determined by multiplying the current Conversion Price by a fraction of which the numerator shall be the current market price per share (determined in accordance with subsection (g) of this Section 13.07) of the Class A Subordinate Voting Stock on the record date fixed for the determination of stockholders entitled to such distribution less the fair market value on such record date (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and which shall be evidenced by an Officers' Certificate delivered to the Trustee) of the portion of the Capital Stock, evidences of indebtedness or other non-cash assets so distributed or of such rights or warrants attributable to one share of Class A Subordinate Voting Stock (determined on the basis of the number of shares of Class A Subordinate Voting Stock outstanding on the record date), and of which the denominator shall be the current market price per share (determined in accordance subsection (g) of this Section 13.07) of the Class A Subordinate Voting Stock on such record date. Such adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

          (e) All-cash Distributions. In case the Company shall, by dividend or otherwise, at any time distribute (a "Triggering Distribution") to all or substantially all holders of its Class A Subordinate Voting Stock all-cash distributions in an aggregate amount that, together with the aggregate amount of (A) any cash and the fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence thereof and which shall be evidenced by an Officers' Certificate delivered to the Trustee) of any other consideration payable in respect of any tender offer by the Company or a Subsidiary of the Company for Class A Subordinate Voting Stock consummated within the 12 months preceding the date of payment of the Triggering Distribution and in respect of which no Conversion Price adjustment pursuant to this Section 13.07 has been made and (B) all other cash distributions to all or substantially all holders of its Class A Subordinate Voting Stock made within the 12 months preceding the date of payment of the Triggering Distribution and in respect of which no Conversion Price adjustment pursuant to this Section 13.07 has been made, exceeds an amount equal to 10.0%, or such other percentage as may be specified in the Board Resolution or indenture supplemental hereto for any series of Convertible Securities, of the product of the current market price per share of Class A Subordinate Voting Stock (as determined in accordance with subsection (g) of this Section 13.07) on the Business Day (the "Determination Date") immediately preceding the day on which such Triggering Distribution is declared by the Company multiplied by the sum of the number of shares of Class A Subordinate Voting Stock and the number of shares of Class B Stock of the Company each outstanding on the Determination Date (excluding shares held in the treasury of the Company), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the Determination Date by a fraction of which the numerator shall be the current market price per share of the Class A Subordinate Voting Stock (as determined in accordance with subsection (g) of this Section 13.07) on the Determination Date less the sum of the aggregate amount of cash and the aggregate fair market value (determined as aforesaid in this Section 13.07(d)) of any such other consideration so distributed, paid or payable within such 12 months (including, without limitation, the Triggering Distribution) attributable to one share of Class A Subordinate Voting Stock (determined on the basis of the number of shares of Class A Subordinate Voting Stock outstanding on the Determination Date) and the denominator shall be such current market price per share of the Class A Subordinate Voting Stock (as determined in accordance with subsection (g) of this Section 13.07) on the Determination Date, such reduction to become effective immediately prior to the opening of business on the day following the date on which the Triggering Distribution is paid.

          (f) Tender Offer Purchases. In case any tender offer made by the Company or any of its Subsidiaries for Class A Subordinate Voting Stock shall expire and such tender offer (as amended upon the expiration thereof) shall involve the payment of aggregate consideration in an amount (determined as the sum of the aggregate amount of cash consideration and the aggregate fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence thereof and which shall be evidenced by an Officers' Certificate delivered to the Trustee thereof) of any other consideration) that, together with the aggregate amount of (A) any cash and the fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence thereof and which shall be evidenced by an Officers' Certificate delivered to the Trustee) of any other consideration payable in respect of any other tender offers by the Company or any Subsidiary of the Company for Class A Subordinate Voting Stock consummated within the 12 months preceding the date of the Expiration Date (as defined below) and in respect of which no Conversion Price adjustment pursuant to this Section 13.07 has been made and (B) all cash distributions to all or substantially all holders of its Class A Subordinate Voting Stock made within the 12 months preceding the Expiration Date and in respect of which no Conversion Price adjustment pursuant to this Section 13.07 has been made, exceeds an amount equal to 10.0%, or such other percentage as may be specified in the Board Resolution or indenture supplemental hereto for any series of Convertible Securities, of the product of the current market price per share of Class A Subordinate Voting Stock (as determined in accordance with subsection (g) of this Section 13.07) as of the last date (the "Expiration Date") tenders could have been made pursuant to such tender offer (as it may be amended) (the last time at which such tenders could have been made on the Expiration Date is hereinafter sometimes called the "Expiration Time") multiplied by the sum of the number of shares of Class A Subordinate Voting Stock and the number of shares of Class B Stock of the Company each outstanding (including tendered shares but excluding any shares held in the treasury of the Company) at the Expiration Time, then, immediately prior to the opening of business on the day after the Expiration Date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the Expiration Date by a fraction of which the numerator shall be the product of the number of shares of Class A Subordinate Voting Stock outstanding (including tendered shares but excluding any shares held in the treasury of the Company) at the Expiration Time multiplied by the current market price per share of the Class A Subordinate Voting Stock (as determined in accordance with subsection (g) of this Section 13.07) on the Trading Day next succeeding the Expiration Date and the denominator shall be the sum of
(x) the aggregate consideration (determined as aforesaid) payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Class A Subordinate Voting Stock outstanding (less any Purchased Shares and excluding any shares held in the treasury of the Company) at the Expiration Time and the current market price per share of Class A Subordinate Voting Stock (as determined in accordance with subsection (g) of this Section 13.07) on the Trading Day next succeeding the Expiration Date, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Date. In the event that the Company would be obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any or all such purchases or any or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would have been in effect based upon the number of shares actually purchased. If the application of this Section 13.07(f) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 13.07(f).

          For purposes of this Section 13.07(f), the term "tender offer" shall mean and include both tender offers and exchange offers, all references to "purchases" of shares in tender



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

offers (and all similar references) shall mean and include both the purchase of shares in tender offers and the acquisition of shares pursuant to exchange offers, and all references to "tendered shares" (and all similar references) shall mean and include shares tendered in both tender offers and exchange offers.

          (g) For the purpose of any computation under subsections (b), (c),
(d) and (e) of this Section 13.07, the current market price per share of Class A Subordinate Voting Stock on any date shall be deemed to be the average of the daily Closing Sale Prices for the 30 consecutive Trading Days commencing 45 Trading Days before (i) the Determination Date or the Expiration Date, as the case may be, with respect to distributions or tender offers under subsections (e) and (f) of this Section 13.07 or (ii) the record date with respect to distributions, issuances or other events requiring such computation under subsection (c), (d) or (e) of this Section 13.07. If no such prices are available, the current market price per share shall be the fair value of one share of Class A Subordinate Voting Stock as determined by the Board of Directors (which shall be evidenced by an Officers' Certificate delivered to the Trustee).

          (h) If any distribution in respect of which an adjustment to the Conversion Price is required to be made therefor as of the record date or Determination Date or Expiration Date is not thereafter made or paid by the Company for any reason, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect if such record date had not been fixed or the effective date or Determination Date or Expiration Date had not occurred.

          SECTION 13.08 No Adjustment. No adjustment in the Conversion Price shall be required until cumulative adjustments amount to at least 1% of the Conversion Price as last adjusted; provided, however, that any adjustments which by reason of this Section 13.07 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article Thirteen shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment need be made for rights to purchase Class A Subordinate Voting Stock pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value of the Class A Subordinate Voting Stock.

          SECTION 13.09 Other Adjustments. (a) In the event that, as a result of an adjustment made pursuant to Section 13.07 hereof, the Holder of any Convertible Security thereafter surrendered for conversion shall become entitled to receive any shares of Capital Stock of the Company other than shares of its Class A Subordinate Voting Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any Convertible Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Class A Subordinate Voting Stock contained in this Article Thirteen.

          (b) In the event that shares of Class A Subordinate Voting Stock are not delivered after the expiration of any of the rights or warrants referred to in Section 13.07(c) and (d) hereof, the Conversion Price shall be readjusted to the Conversion Price which would otherwise be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Class A Subordinate Voting Stock actually delivered.

          SECTION 13.10 Adjustments for Tax Purposes. The Company may make such reductions in the Conversion Price, in addition to any required by
Section 13.07 hereof, as it determines in its discretion to be advisable in order that any stock dividend, subdivision of shares, distribution or rights to purchase stock or securities or distribution of securities convertible into or exchangeable for stock made by the Company to its stockholders will not be taxable to the recipients thereof.

          SECTION 13.11 Notice of Adjustment. Whenever the Conversion Price is adjusted, the Company shall promptly mail to Holders at the addresses appearing on the Security Registrar's books a notice of the adjustment and file with the Trustee an Officers' Certificate briefly stating the facts requiring the adjustment and the manner of computing it. The Officers' Certificate shall be conclusive evidence of the correctness of such adjustment. Unless and until a Responsible Officer of the Trustee shall receive written notice of an adjustment of the Conversion Price, the Trustee may assume without inquiry that the Conversion Price has not been adjusted and that the last Conversion Price of which it has knowledge remains in effect.

          SECTION 13.12 Notice of Certain Transactions. In the event that:

          (1) the Company takes any action which would require an adjustment in the Conversion Price;

          (2) the Company takes any action that would require a supplemental indenture pursuant to Section 13.13; or

          (3) there is a dissolution or liquidation of the Company;

          the Company shall mail to Holders Convertible Securities at the addresses appearing on the Registrar's books and the Trustee a notice stating the proposed record or effective date, as the case may be, to permit a Holder of a Convertible Security to convert such Convertible Security into shares of Class A Subordinate Voting Stock prior to the record date for or the effective date of the transaction in order to receive the rights, warrants, securities or assets which a holder of shares of Class A Subordinate Voting Stock on that date may receive. The Company shall mail the notice at least 15 days before such date; however, failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (1), (2) or
(3) of this Section 13.12.

          SECTION 13.13 Effect of Reclassifications, Consolidations, Mergers or Sales on Conversion Privilege. If any of the following shall occur, namely:
(i) any reclassification or change of outstanding shares of Class A Subordinate Voting Stock issuable upon conversion of Convertible Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination or as a result of a reincorporation of the Company in another jurisdiction), (ii) any consolidation or merger to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination or as a result of a reincorporation of the Company in another jurisdiction) in, outstanding shares of Class A Subordinate Voting Stock or (iii) any sale



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

or conveyance of all or substantially all the property or business of the Company as an entirety, then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental indenture in form reasonably satisfactory to the Trustee providing that the Holder of each Convertible Security then outstanding shall have the right to convert such Convertible Security into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a Holder of the number of shares of Class A Subordinate Voting Stock deliverable upon conversion of such Convertible Security immediately prior to such reclassification, change, consolidation, merger, sale or conveyance (assuming that such holder failed to exercise such holder's rights of election, if any, as to the kind or amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance). In the event that the shares of Class A Subordinate Voting Stock are exchanged or substituted for other securities in connection with any such reclassification, change, consolidation, merger, sale or conveyance, such supplemental indenture shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this Article Thirteen. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Class A Subordinate Voting Stock includes shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such supplemental indenture shall contain such additional provisions to protect the interests of the Holders of the Convertible Securities as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. The provision of this Section 13.13 shall similarly apply to successive consolidations, mergers, sales or conveyances.

          In the event the Company shall execute a supplemental indenture pursuant to this Section 13.13, the Company shall promptly file with the Trustee an Officers' Certificate briefly stating the reasons therefor, the kind or amount of shares of stock or securities or property (including cash) receivable by Holders of the Convertible Securities upon the conversion of their Convertible Securities after any such reclassification, change, consolidation, merger, sale or conveyance and any adjustment to be made with respect thereto.

          SECTION 13.14 Trustee's Disclaimer. The Trustee has no duty to determine when an adjustment under this Article Thirteen should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of the correctness of any such adjustment, and shall be protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section
13.11 hereof. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Convertible Securities, and the Trustee shall not be responsible for the Company's failure to comply with any provisions of this Article Thirteen.

          The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 13.13, but may accept as conclusive evidence of the correctness thereof, and shall be protected in relying



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

upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 13.13 hereof.

          SECTION 13.15 Voluntary Reduction. The Company from time to time may, subject to approval from the Toronto Stock Exchange, reduce the Conversion Price by any amount for any period of time if the period is at least 20 days and if the Board of Directors determines that such reduction would be in the best interest of the Company and the Company provides 15 days' prior notice to the Holders of Convertible Securities of any reduction in the Conversion Price; provided, however, that in no event may the Company reduce the Conversion Price to be less than the par value of a share of Class A Subordinate Voting Stock.

          Except as set forth in this Article Thirteen, the Company shall not adjust the Conversion Price for (a) the issuance of its Class A Subordinate Voting Stock or any securities convertible into or exchangeable therefor or
(b) the right to purchase its Class A Subordinate Voting Stock or any securities convertible or exchangeable therefor.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                     MAGNA ENTERTAINMENT CORP.


                                     By:

                                     -----------------------------------------
                                     Name:
                                     Title:
Attest:



--------------------------

                                     [TRUSTEE]


                                     By:

                                     -----------------------------------------
                                     Name:
                                     Title:
Attest:



--------------------------

STATE OF NEW YORK          )
                           )  ss:
COUNTY OF NEW YORK         )

          On the ____ day of _____________, _______ before me personally came __________, to me known, who, being by me duly sworn, did depose and say that he resides at ___________; that he is __________________ of Magna
Entertainment Corp., one of the parties described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to that instrument is such corporate seal; that it was affixed by authority of the board of directors of the corporation; and that he signed his name thereto by like authority.


                                             ------------------------------
                                             Name

--------------------
[Notarial Seal]

STATE OF NEW YORK          )
                           )  ss:
COUNTY OF NEW YORK         )

          On the _________ day of __________, _____ before me personally came _______, to me known, who, being by me duly sworn, did depose and say that he resides at _____________; that he is __________________ of [trustee], one of the parties described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to that instrument is such corporate seal; that it was affixed by authority of the board of directors of the corporation; and that he signed his name thereto by like authority.


                                             ------------------------------
                                             Name

--------------------
[Notarial Seal]